UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Catholic Investor Core Bond Fund

Catholic Investor Limited Duration Fund

Catholic Investor Large Cap Growth Fund

Catholic Investor Large Cap Value Fund

Catholic Investor Small Cap Fund

Catholic Investor International Equity Fund

Annual Report	October 31, 2018

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-523-8637; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

We are pleased to supply this annual report for Knights of Columbus Asset Advisors’ Catholic Investor mutual funds for the fiscal year ended October 31, 2018. This year has once again been characterized by volatility in equity and bond markets driven by rising rates, an escalating trade dispute and other developments out of Washington. While the benchmark S&P 500 Index grew by 7.34% during the fiscal year, the bond market as measured by the Bloomberg Barclays U.S. Aggregate Bond Index fell 2.05% as interest rates generally climbed during the year.

The passing of the Tax Cuts and Jobs Act in late December 2017 fueled an early-year rally in equities that was interrupted by a surge in interest rates. After a difficult first quarter, risk appetite returned as equities reported robust earnings on the heels of the corporate tax cut and further stimulus coming out of Washington via the Bipartisan Budget Act. This trend continued until early October when the markets felt the combined impact of Chairman Powell saying that the Federal Reserve was a “long way” from getting rates to the neutral level and tensions rose amid the trade dispute.

At the end of October 2017, the unemployment rate stood at 4.1% and fell to 3.7% by October 2018. The underemployment rate had an even greater improvement, falling from 8.0% at the end of October 2017 to 7.4% as of October 2018. The wildcard has been the employment patterns of baby boomers as well as those that left the labor force. The labor participation rate peaked at 67.3% in January 2000, reached a low of 62.3% in September 2015 and has risen only modestly to 62.9% as of October 2018. This marks a 0.2% improvement over the last 12 months and remains in the narrow range (62.5%-63.0%) it has recorded over the last three years. We think a major part of the lack of people returning to the labor market has been lackluster wage growth. A year ago, wages had grown 2.3% over the prior twelve months. We are now seeing a pickup in wages as they have increased 3.1% over this fiscal year. Wages are a key factor in home purchasing decisions and despite the recent increase, housing is slowing as it faces the dual headwinds of rising rates and limited supply in key areas of the market.

On the broader economic front, we have been watching inflation and despite the headline CPI reaching 2.9% on a year-over-year basis in July 2018, inflation has slowed to 2.5% on an annualized basis as of the most recent reading in October. When the more volatile food and energy sectors are factored out, inflation is growing at 2.1%. We believe this is all part of the subdued labor participation rate and the lackluster growth in wages, both of which are restraining consumer spending. Industrial Production has been improving as have orders for Durable Goods and Capacity Utilization. We are also encouraged by the ISM Manufacturing and Non-Manufacturing Indices being well above 50, connoting expansion in both manufacturing and service. Unleashing the consumer through stronger wage gains could serve to provide a next leg for this very long, albeit shallow, economic recovery.

During a volatile fiscal year for both stocks and bonds, relative performance was led by the International Equity Fund which outperformed its benchmark index by 2.25% and ranked in the top 13 percent of its Lipper peer group. In total, 4 of the 6 Catholic Investor funds outperformed the appropriate peer group average for the year, and importantly, none ranked in the bottom quartile. The fixed income funds generally performed in line with their indices and benchmarks, with the Core Bond Fund-I Shares modestly outperforming the peer group but lagging the index by 0.03%, and the Limited Duration Bond Fund-I Shares modestly underperforming the peer group but exceeding the index by 0.03%. Among the domestic equity funds, the I Shares for both the Large Cap Growth and Large Cap Value Funds outperformed their Lipper peers for the year, while the Small Cap Fund lagged. Active managers struggled to keep pace with the passive indices during the year as the market was generally led by a narrow group of large and fast growing stocks. We are encouraged that management has evaluated the cause of this performance, understands it, and remains convinced that our patience with the strategy will be rewarded moving forward. All of these results have been achieved while remaining compliant with our positive and negative Catholic screens, so that Knights of Columbus shareholders do not have to choose between their integrity and the pursuit of strong risk adjusted returns.

We continue to add clients and look forward to an even more successful fiscal year in 2019. As always, we appreciate your confidence in our team and look forward to serving you in the future.

Sincerely,

Anthony V. Minopoli

President & Chief Investment Officer

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Management’s Discussion and Analysis of Fund Performance (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-844-KC-FUNDS or visit www.kofcassetadvisors.org.

Mutual fund investing involves risk. Some mutual funds have more risk than others. The investment return and principal value will fluctuate and shares when sold may be worth more or less than the original cost. Fixed income investments are subject to interest rate risk, and their value will decline as interest rates rise. Asset allocation and diversification do not assure a profit or protect against loss in declining markets. There is no guarantee a fund’s objectives will be achieved. The risks associated with each fund are explained more fully in each fund’s respective prospectus. Investors should consult with their attorney, accountant, and/or tax professional for advice concerning their particular situation.

Definitions of Comparative Indices

Bloomberg Barclays US Aggregate Bond Index

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

Bloomberg Barclays 1-3 Year US Government/Credit Index

The Bloomberg Barclays US Government/Credit Index is the non-securitized component of the US Aggregate Index and was the first macro index launched by Barclays Capital. The US Government/Credit Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The US Government/Credit Index was launched on January 1, 1979 and is a subset of the US Aggregate Index. The 1-3 year index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Bloomberg Barclays US High Yield Index

The Bloomberg Barclays US High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000 Value Index

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Russell 2000 Index

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

FTSE All-World Ex-US Index

The FTSE All-World ex-US Index is one of a number of indexes designed to help investors benchmark their international investments. The index comprises Large and Mid-cap stocks providing coverage of Developed and Emerging Markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

S&P 500 Index

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor Core Bond Fund

For the year ended October 31, 2018, I Shares of Catholic Investor Core Bond Fund marginally underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returning -2.08% compared to -2.05% for the benchmark. The Fund’s performance was a bit better than the average mutual fund in the Lipper Core Bond peer group which returned -2.12%, ranking in the top 39% of funds in the Fund’s peer universe.

The passing of the Tax Cuts and Jobs Act in late December 2017 fueled an early-year spread compression in lower rated products that was periodically interrupted by higher rates and/or intensifying of trade tensions globally. This trend continued until early October when the markets felt the combined impact of Chairman Powell saying that the Federal Reserve (“FED”) was a “long way” from getting rates to the neutral level and tensions increased ahead of the G-20 meeting in November.

Interest rates were focused on inflation and Fed intentions throughout the year as the market priced in additional rate hikes well into 2019. Ten year rates climbed early in the year moving from 2.38% in October 2017 to 2.95% in February, traded sideways in a band until August, then spiked to finish October at 3.15%. Two year Treasuries had a more dramatic move rising a total of 127 basis points (bps) from 1.60% to 2.87%, as the short end of the curve responded to Fed hikes. This resultant flattening of the yield curve reflects the moderate long term pace of the economy and demand for long duration assets keeping rates from climbing too rapidly on the long end of the curve.

The Fund maintained an overweight to spread product, with the exception of a sustained underweight in mortgage backed securities (MBS). This sector allocation accounted for the modest underperformance versus the benchmark as spread product ended the year a bit wider across the sectors.

Looking forward, we continue to expect a challenging environment for fixed income securities. In addition to the ever-present geopolitical risks, we have entered a transitional period for central banks as the FED has begun tapering its portfolio reinvestments and the European Central Bank has stated its intent to reduce ongoing market purchases starting next year. Central banks have been a persistent source of demand for supply over recent years. How the market adjusts to these changing technical forces will be a key consideration. In terms of portfolio positioning, we continue to seek to provide a competitive yield from a diversified investment-grade fixed income portfolio, while striving to reduce exposure to yield curve volatility.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
I Shares*	-2.08%	1.19%
Class S Shares**	-2.14%	1.78%
Investor Shares***	-2.42%	-0.22%
Bloomberg Barclays US Aggregate Bond Index****	-2.05%	0.85%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor Core Bond Fund, I Shares versus the Bloomberg Barclays US Aggregate Bond Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor Limited Duration Fund

For the year ended October 31, 2018, I Shares of Catholic Investor Limited Duration Fund outperformed its benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index, returning 0.37% compared to 0.34% for the benchmark. The Fund performance modestly lagged the average mutual fund in its Lipper peer group which returned 0.55%, ranking it in the 58th percentile of the Limited Duration Bond Universe. Because it exclusively invests in investment grade securities, the Limited Duration Fund typically underperforms its peers in periods when the high yield markets performs well. For the annual period ended October 31, 2018, the Bloomberg Barclays US High Yield Index returned 0.98%, boosting short term corporate funds that own high yield bonds.

The passing of the Tax Cuts and Jobs Act in late December 2017 fueled an early-year spread compression in lower rated products that was periodically interrupted by higher rates and/or intensifying of trade tensions globally. This trend continued until early October when the markets felt the combined impact of Chairman Powell saying that the Federal Reserve (“FED”) was a “long way” from getting rates to the neutral level and tensions increased ahead of the G-20 meeting in November.

Interest rates were focused on inflation and Fed intentions throughout the year as the market priced in additional rate hikes well into 2019. Ten year rates climbed early in the year moving from 2.38% in October 2017 to 2.95% in February, traded sideways in a band until August, then spiked to finish October at 3.15%. Two year Treasuries had a more dramatic move rising a total of 127 basis points from 1.60% to 2.87%, as the short end of the curve responded to Fed hikes. This resultant flattening of the yield curve reflects the moderate long term pace of the economy and demand for long duration assets keeping rates from climbing too rapidly on the long end of the curve.

Our underweight position in Treasuries and overweight stance in both Industrial and Financial issuers were the main drivers of our outperformance. An incremental boost to performance was provided by positive security selection in these sectors and our continued overweight to Asset-Backed Securities (ABS). We are maintaining our overweight to spread product in general. In addition, we have increased our floating rate exposure to attempt to partially shield the fund from an increase in rates.

Looking forward, we continue to expect a challenging environment for fixed income securities. In addition to the ever-present geopolitical risks, we have entered a transitional period for central banks as the Fed has begun tapering its portfolio reinvestments and the European Central Bank has stated their intent to reduce ongoing market purchases starting next year. Central banks have been a persistent source of demand for supply over recent years. How the market adjusts to these changing technical forces will be a key consideration. In terms of portfolio positioning, we continue to seek to provide a competitive yield from a diversified investment-grade fixed income portfolio, while striving to reduce exposure to yield curve volatility.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
I Shares*	0.37%	0.86%
Class S Shares**	0.32%	0.88%
Investor Shares***	0.12%	0.42%
Bloomberg Barclays 1-3 Year US Government/Credit Index****	0.34%	0.80%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor Limited Duration Bond Fund, I Shares versus the Bloomberg Barclays 1-3 Year US Government/Credit Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that,

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Management’s Discussion and Analysis of Fund Performance (Unaudited) (Concluded)

when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund Shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor Large Cap Growth Fund

Over the year ended October 31, 2018 a tailwind from the 2017 business and personal tax cuts propelled the US economy to its strongest growth in 10 years, pushing the number of persons employed to a record high. Strong corporate profit growth that has exceeded expectations underpinned an equity market that continued its advance, with most major domestic benchmarks reaching all-time highs in the 2018 third quarter before tumbling hard in October. Although large cap technology stocks lost some momentum over the summer and led the market lower in October, the benchmark Russell 1000 Growth Index gained +10.71% during the period. Benchmark performance over the last 12 months was dominated by the Technology and Consumer Discretionary sectors, which advanced by 18.75% and 19.68%, respectively. Consumer Staples was also quite strong, up 11.12%, while most of the remaining sectors didn’t have as great of an impact.

A major driver of returns within the fund was led by “asset light” companies within business software, social media, and consumer technology, as well as growth in Cloud Computing. The fund had good exposure in the space, benefitting from holding positions in Microsoft (6.9% Avg. Wgt., +31%), Adobe (2.0%, +40%), Amazon (6.0%, +44%), Netflix (1.2%, +46%), and cyber-security firm Fortinet (0.9%, +80%). Partially offsetting those gains was weakness within the Semiconductor and Technology Hardware groups, as well as in several holdings in the Industrials sector. Manufacturers of capital goods, including holdings in Western Digital (0.3%, -39%) and Meritor (0.6%, -30%) were hard hit by escalating global trade tensions, particularly those exposed to trade with China. Also, the fund’s return was hurt by holding an underweight position in Apple (6.3%, +30%) throughout much of the year. Semiconductors also underperformed materially, in large part due to not owning Nvidia (0%, +58%).

In total, for the year ended October 31, 2018 the fund generated a gross total return of 8.01%. The Health Care (+17.5%) and Communications Services (+7.6%) sectors contributed the most to excess return, both benefitting from strongly favorable stock selection, while the latter also was helped by an underweight allocation. Netflix was largely responsible for the excess return in the Media & Entertainment industry, as a timely exit from the position in June proved quite beneficial. Outperformance in Health Care, which showed steady improvement in recent quarters, was led by Biotechnology and Health Services. A sharp operational turnaround at managed care network specialist Molina Healthcare (0.8%, +64%) drove those shares higher, while Foundation Medicine (0.5%, +114%), an oncology testing technology company, was acquired at a substantial premium in the second quarter of 2018. Consumer Discretionary and Financials were the largest detractors from excess return over the last four quarters. Weakness in Financials was broad based, with holdings in Capital Markets, Asset Managers, Banks and Diversified Financials all underperforming. Federated Investors (0.2%, -24%) was the worst performer, as net asset outflows from the money market fund manager in the first quarter left revenue and earnings well below consensus. With falling estimates and little encouragement from guidance, we sold the position. The relative shortfall in the Consumer Discretionary was largely concentrated in a few housing related names, including flooring leader Mohawk Industries (0.4%, -13.5%), as well as leisure names Royal Caribbean Cruises (0.8%, -13%) and Hilton Grand Vacations (0.4%, -24%).

With the economy’s strength, the Federal Reserve remains on course to continue raising interest rates. This finally seemed to catch up with the market in the September quarter, as we saw money come out of many high P/E multiple names. Also, privacy concerns and data security have come to the forefront of technology investor’s concerns. These factors conspired to create the first real crack in the “FANG” group of stocks and related names. We reduced exposure to that area of the market beginning early in the September quarter, thus mitigating some of the negative impact. Still, the fund was hurt in other areas. Over the past year the fund’s allocation to the Technology sector has risen by several percentage points, largely as a result of appreciation, but it’s relative weight has remained fairly stable at equal-to-slightly overweight. The same is true for Consumer Discretionary. On balance, portfolio activity has shifted in the defensive direction, as we brought Industrials, Materials, and Financials down in favor of Consumer Staples and Health Care. Our current view is that corporate earnings may be in the process of peaking (and the economy actually beginning to cool). If so, and the Federal Reserve pauses its rate hike process, we could see a renewed emphasis on stocks of companies with stable revenue and earnings growth.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
I Shares*	8.01%	8.35%
Class S Shares**	7.99%	8.57%
Investor Shares***	7.76%	14.87%
Russell 1000 Growth Index****	10.71%	11.57%

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Management’s Discussion and Analysis of Fund Performance (Unaudited) (Concluded)

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor Large Cap Growth Fund, I Shares versus the Russell 1000 Growth Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor Large Cap Value Fund

Following a strong end to 2017, U.S. stock indices continued the momentum into early 2018. After a sharp rally in January (the Russell 1000 Value Index rose 3.7%) stock indices pulled back sharply in early February as volatility spiked. Markets settled down quickly though and the effects of the Tax Cuts and Jobs Act began to make their way through the economy. As a result, earnings received a large boost while revenue growth remained strong. After a very strong 2017, Technology companies continued to lead the way in 2018, powered by their capital-light, nimble nature and high growth rates. Investor focus on these high growth companies provided a difficult environment for value investments.

For the year ended October 31, 2018, the Fund had a net return of 2.77%, slightly underperforming the benchmark Russell 1000 Value Index return of 3.03% by 26 basis points.

While the Energy sector performed in the middle of the pack for the benchmark during the twelve-month period, it added the most value to the portfolio on a relative basis. The strength came from the refining segment as strong fundamentals boosted earnings and free cash flow. Refiners took advantage of WTI (West Texas Intermediate, an oil benchmark that is central to commodities trading) discounts to Brent (a trading classification of crude oil which serves as a major benchmark price for oil purchases worldwide) by buying cheap WTI and exporting refined products to Brent based geographies. Increasing crack spreads, which is the spread created in commodity markets by purchasing oil futures and offsetting the position by selling gasoline and heating oil futures, also helped. Some refiners further benefited from cheap crude oil coming out of the Permian basin and from western Canada as it lowered their input costs. Valero Energy (1.64% Avg. Wgt.) and Marathon Petroleum (0.08%) finished as the biggest contributors to this outperformance with holding period returns of 19% and 39%, respectively. Oil exploration and production company ConocoPhillips (2.33%) also finished higher, increasing by 39%. Conversely, the Financials sector ended as the largest detractor of relative performance; most of the negative relative performance came from the diversified financials industry group. Federated Investors (0.65%) and BGC Partners (0.64%) fell 32% and 28%, respectively. Federated Investors struggled with declining assets-under-management and the stock was sold from the portfolio in July. BGC Partners got weighed down by a credit rating only one notch above junk status and by investor concerns about slowing revenues and earnings. The stock was sold from the portfolio in June.

The portfolio’s top sector overweight positions remained Consumer Discretionary as well as Consumer Staples. Overall, the Fund continued to have a cyclical tilt as economic fundamentals and corporate earnings growth remained strong. According to the Fed’s “dot plot,” expectations remain for interest rates to rise into 2020. The Fund remains underweight typical “bond proxy” sectors like Utilities and Real Estate to help mitigate the effects of rising rates in the future.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
I Shares*	2.77%	6.41%
Class S Shares**	2.64%	7.20%
Investor Shares***	2.53%	12.06%
Russell 1000 Value Index****	3.03%	6.39%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor Large Cap Value Fund, I Shares versus the Russell 1000 Value Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Management’s Discussion and Analysis of Fund Performance (Unaudited) (Concluded)

index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor Small Cap Fund

It was a strong fiscal year for US equities, until the final month. For the eleven months ending September 30, 2018, large cap stocks as measured by the S&P 500 rose +15.2%, while the smaller Russell 2000 Index was close behind at +14.3%. Then the market sold off sharply in October, and the S&P 500 dropped significantly to a trailing return of +7.3%. The Russell 2000 fell even more, with its fiscal-year return dropping to +1.9%. Despite the selloff, this period was supported by a good economic background. Economic growth was not only solid, but rose above recent levels thanks, in part, to changes in tax policy. Wage growth finally began to grow. Corporate profits were strong. Yet, interest rates, while rising, remained low and generally accommodative. While political rumblings, such as trade, were concerning to investors, those concerns did not take full form and affect markets.

For the year ended October 31, 2018, the Fund fell -2.90%, lagging the +1.85% return for the benchmark Russell 2000 Index. The strongest sector contributor to performance was Health Care, especially within the Biotechnology group. Three names each added significantly to attribution: Emergent Biosolutions (.80% Avg. Wgt.) rose 48.8%, Foundation Medicine (0.0%) shot up 118.5% after being acquired, and Invitae (0.6%) returned 88.5%. Energy was the next best sector, led by refiner Delek US Holdings (0.5%), which increased 43.5%.

Consumer Discretionary was the weakest sector for stock selection, despite having some strongly positive contributors. Two holdings had very poor returns. Nutrisystem (0.0%) declined 44.6% during the holding period after a big earnings miss. Camping World (CWH, 0.0%) met a similar fate, falling 42.8% after pressure from short sellers and an earnings miss. Both positions were liquidated. Technology was also a weak sector for stock selection. FormFactor (0.6%) struggled along with many semiconductor companies amidst fear of a slowing cycle and fell 31.9%. Extreme Networks (0.0%) fell 29.5% during a series of quarterly earnings disappointments.

The portfolio’s top sector overweights were Information Technology, driven by Software and Services, as well as Consumer Discretionary, focusing on Durables names. The largest underweights were Industrials and Communications Services. The Fund was tilted towards holdings that had strong price momentum, but also had attractive valuation. Overall, the expectation is for the economy and equity markets to continue to perform well, though we are later in the economic cycle now, and expectations are more moderate than at the same time last year. This is predicated on continued good economic growth with mild inflation and accommodative interest rates.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
I Shares*	-2.90%	5.10%
Class S Shares**	-3.02%	3.87%
Investor Shares***	-3.11%	10.86%
Russell 2000 Index****	1.85%	7.14%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor Small Cap Equity Fund, I Shares versus the Russell 2000 Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares and Investor Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Management’s Discussion and Analysis of Fund Performance (Unaudited)

Catholic Investor International Equity Fund

During the twelve-month period ended October 31, 2018, international equities declined on geopolitical concerns, as the FTSE All-World ex-US benchmark returned -7.72%. Fund performance relative to the benchmark was positive. For the twelve-month period, the Catholic Investors International Equity Fund Institutional shares returned -6.24%, 1.48% ahead of the benchmark.

Asian markets absorbed more investor concerns related to trade and other geopolitical conflict, and underperformed, with Emerging Asia down 13% and Developed Asia down 10%. Latin America was the best performing region for the period, with the largest market in the region, Brazil, returning almost 4% on improving economic expectations. Local market returns in Brazil were considerably higher.at almost 20%, but were offset by weakness in the Brazilian real, which depreciated 12%. Among Emerging Markets, Turkey was a notable underperformer, losing 42% for the year, which included a 32% decline in the Turkish Lira. Most large market currencies depreciated versus the US Dollar and impacted foreign market returns negatively. The one exception was the Japanese Yen, which gained slightly versus the US Dollar for the year. Overall, the US Dollar appreciated 2.7% versus a basket of currencies as represented by DXY.

From a sector perspective, Energy delivered the highest returns, up over 7% for the period, a significant beneficiary of geopolitical concerns related to Iran and Saudi Arabia. Healthcare was the second highest returning sector, up 2.4% on the back of stable and strong cash flows and perceived insulation from economic uncertainty. Communication Services, Information Technology, and Consumer Discretionary were the worst performing sectors, losing 11%-15% during the period as investors began to anticipate economic slowing and a rising rate environment.

During the year, the Fund benefited from positive relative performance in eight of eleven sectors and five of eight regions. The strongest relative returns came from Energy, Consumer Staples, and Financials, and the weakest from Healthcare and Consumer Discretionary. Regionally, the Fund outperformed in both Developed and Emerging markets, and Japanese and Emerging Asian holdings delivered the strongest relative returns. The weakest relative returns came from Developed Asian and Canadian holdings. Overall, returns were mostly attributable to stock selection rather than sector or regional allocation.

Neste OYJ (2.5% Avg. Wgt.) was the largest contributor to performance in the Fund. The company’s growing biofuel profits and strong traditional refining results contributed to the company’s returns of over 90% for the year. Pigeon (no longer held) was the second largest contributor, returning over 54% on better than expected results in its baby care business.

Among the largest negative contributors, Tata Motors (0.9%) lost over 60% of its value during the period on concerns over aging models and declining Chinese sales. Vestas (1.5%) was the second largest negative contributor to relative performance, declining 27% during the period on fears of declining pricing in a growingly competitive wind turbine market.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN† 1 2

	One Year Return	Annualized Inception to Date
I Shares*	-6.24%	4.07%
Class S Shares**	-6.44%	4.71%
Investor Shares***	-6.48%	11.45%
FTSE All-World ex-US Index****	-7.72%	2.26%

Comparison of Change in the Value of a $25,000 Investment in the Catholic Investor International Equity Fund, I Shares versus the FTSE All-World ex-US Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Commenced operations on June 30, 2016.

**** Index returns are shown from February 27, 2015. See definition of comparative index on page 2.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Management’s Discussion and Analysis of Fund Performance (Unaudited) (Concluded)

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 37.0%
	Face Amount	Value
COMMUNICATION SERVICES — 1.2%
Comcast
4.600%, 10/15/38	$400,000	$391,384
Crown Castle Towers
3.222%, 05/15/22 (A)	300,000	295,440
Unison Ground Lease Funding
2.981%, 03/15/20 (A)	300,000	296,943

		983,767

CONSUMER DISCRETIONARY — 0.7%
DR Horton
4.000%, 02/15/20	250,000	251,147
Viacom
6.875%, 04/30/36	250,000	276,062

		527,209

CONSUMER STAPLES — 2.7%
Anheuser-Busch InBev Finance
4.900%, 02/01/46	300,000	282,598
Bacardi
5.150%, 05/15/38 (A)	390,000	363,039
Bunge Finance
3.250%, 08/15/26	250,000	224,025
Conagra Brands
4.600%, 11/01/25	400,000	400,678
Mondelez International Holdings Netherlands BV
2.000%, 10/28/21 (A)	250,000	237,929
Suntory Holdings
2.550%, 06/28/22 (A)	250,000	238,310

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
CONSUMER STAPLES — continued
Tyson Foods
3.900%, 09/28/23	$380,000	$379,577

		2,126,156

ENERGY — 3.0%
Apache
6.000%, 01/15/37	139,000	147,120
Devon Energy
5.600%, 07/15/41	250,000	248,417
Diamondback Energy
4.750%, 11/01/24	390,000	379,275
Enbridge
6.250%, VAR ICE LIBOR USD 3 Month+3.641%, 03/01/78	380,000	355,572
Kerr-McGee
7.125%, 10/15/27	250,000	275,248
MarkWest Energy Partners
4.875%, 06/01/25	375,000	369,954
Noble Energy
8.000%, 04/01/27	250,000	288,867
Western Gas Partners
4.000%, 07/01/22	335,000	332,137

		2,396,590

FINANCIALS — 15.6%
Ansett Worldwide Aviation Services Leasing
4.870%, 07/17/21 (A)(B)	680,547	679,227
Aon
3.875%, 12/15/25	200,000	196,106
Ares Capital
4.250%, 03/01/25	450,000	427,854
Bank of America
5.875%, VAR ICE LIBOR USD 3 Month+2.931%, 09/15/66	380,000	368,600
Bank of Montreal
3.803%, VAR USD Swap Semi 30/360 5 Year Curr+1.432%, 12/15/32	355,000	325,382
BlackRock TCP Capital
4.125%, 08/11/22	335,000	317,337
Brookfield Finance
4.250%, 06/02/26	250,000	243,934
Charles Schwab
7.000%, VAR ICE LIBOR USD 3 Month+4.820%, 02/28/49	330,000	357,225
CIT Group
4.750%, 02/16/24	585,000	576,225
Citigroup
6.250%, VAR ICE LIBOR USD 3 Month+4.517%, 12/29/49	390,000	398,288

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIALS — continued
Compass Bank
2.875%, 06/29/22	$250,000	$239,561
Daimler Finance North America
2.000%, 07/06/21 (A)	300,000	288,613
Discover Bank
4.682%, VAR USD Swap Semi 30/360 5 Year Curr+1.730%, 08/09/28	250,000	247,020
E*TRADE Financial
3.800%, 08/24/27	400,000	373,914
First Republic Bank
4.375%, 08/01/46	250,000	224,432
General Motors Financial
3.700%, 05/09/23	250,000	241,708
GTP Acquisition Partners I
3.482%, 06/16/25 (A)	800,000	772,180
Huntington Bancshares
5.700%, VAR ICE LIBOR USD 3 Month+2.880%, 07/15/66	380,000	372,400
Legg Mason
5.625%, 01/15/44	300,000	293,323
M&T Bank
6.450%, VAR ICE LIBOR USD 3 Month+3.610%, 12/29/49	293,000	309,115
Main Street Capital
4.500%, 12/01/22	335,000	332,680
Morgan Stanley MTN
4.875%, 11/01/22	300,000	309,490
Neuberger Berman Group
4.500%, 03/15/27 (A)	250,000	244,473
Nuveen Finance
4.125%, 11/01/24 (A)	800,000	800,461
PennantPark Investment
4.500%, 10/01/19	250,000	250,991
PNC Financial Services Group
6.750%, VAR ICE LIBOR USD 3 Month+3.678%, 12/31/49	300,000	316,875
Prospect Capital
6.375%, 01/15/24	200,000	199,071
5.875%, 03/15/23	380,000	381,038
Regions Financial
3.800%, 08/14/23	390,000	385,975
Stifel Financial
4.250%, 07/18/24	335,000	333,605
SunTrust Banks
5.050%, VAR ICE LIBOR USD 3 Month+3.102%, 06/15/22	410,000	396,306
Synovus Financial
3.125%, 11/01/22	315,000	299,644

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIALS — continued
TPG Specialty Lending
4.500%, 01/22/23	$370,000	$363,544
Westpac Banking MTN
4.322%, VAR USD ICE Swap 11:00 NY 5 Yr+2.236%, 11/23/31	250,000	238,011
Willis North America
3.600%, 05/15/24	250,000	240,521

		12,345,129

HEALTH CARE — 0.9%
CVS Health
5.050%, 03/25/48	390,000	380,274
Edwards Lifesciences
4.300%, 06/15/28	380,000	376,889

		757,163

INDUSTRIALS — 3.5%
AerCap Ireland Capital
3.500%, 05/26/22	325,000	317,008
American Airlines Pass-Through Trust, Ser 2015-1
3.700%, 05/01/23	433,406	423,685
CNH Industrial MTN
3.850%, 11/15/27	335,000	309,481
FLIR Systems
3.125%, 06/15/21	250,000	246,250
Harman International Industries
4.150%, 05/15/25	390,000	382,058
Ingersoll-Rand Global Holding
4.300%, 02/21/48	380,000	347,917
Masco
6.500%, 08/15/32	317,000	341,836
Timken
4.500%, 12/15/28	390,000	379,490

		2,747,725

INFORMATION TECHNOLOGY — 0.8%
Amphenol
2.200%, 04/01/20	300,000	295,054
Microsoft
3.700%, 08/08/46	350,000	322,139

		617,193

MATERIALS — 4.2%
Anglo American Capital
4.500%, 03/15/28 (A)	385,000	362,395
ArcelorMittal
7.000%, 10/15/39	340,000	376,242
Celanese US Holdings
4.625%, 11/15/22	350,000	356,988
CF Industries
4.500%, 12/01/26 (A)	300,000	294,484
Glencore Funding
4.125%, 05/30/23 (A)	250,000	247,806

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
MATERIALS — continued
Martin Marietta Materials
6.250%, 05/01/37	$250,000	$270,267
Mosaic
3.250%, 11/15/22	335,000	325,072
Nucor
5.200%, 08/01/43	300,000	316,174
Steel Dynamics
5.500%, 10/01/24	390,000	392,438
Vulcan Materials
4.500%, 04/01/25	400,000	398,343

		3,340,209

REAL ESTATE — 1.8%
Crown Castle International
3.150%, 07/15/23	365,000	350,307
Crown Castle Towers
4.241%, 07/15/28 (A)	400,000	399,612
STORE Capital
4.500%, 03/15/28	380,000	367,546
Vornado Realty
5.000%, 01/15/22	300,000	308,806

		1,426,271

UTILITIES — 2.6%
CenterPoint Energy
6.125%, VAR ICE LIBOR USD 3 Month+3.270%, 03/01/67	390,000	393,413
Emera US Finance
4.750%, 06/15/46	250,000	233,791
Fortis
2.100%, 10/04/21	250,000	238,587
IPALCO Enterprises
3.700%, 09/01/24	305,000	294,436
NiSource
5.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.843%, 12/15/66 (A)	385,000	377,377
Sempra Energy
4.000%, 02/01/48	365,000	317,457
Spire
3.543%, 02/27/24	250,000	241,014

		2,096,075

Total Corporate Obligations (Cost $30,314,821)		29,363,487

MORTGAGE-BACKED SECURITIES — 17.3%
Agate Bay Mortgage Trust, Ser 2016-3, Cl A5
3.500%, 08/25/46 (A)(C)	315,411	309,976
Agate Bay Mortgage Trust, Ser 2015-5, Cl A5
3.500%, 07/25/45 (A)(C)	505,348	497,590

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Agate Bay Mortgage Trust, Ser 2015-6, Cl A5
3.500%, 09/25/45 (A)(C)	$372,988	$368,469
Citigroup Commercial Mortgage Trust, Ser 2013-GC15, Cl A3
4.095%, 09/10/46	368,879	376,194
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/47 (A)(C)	95,718	94,818
Commercial Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/46 (A)	364,960	368,822
Commercial Mortgage Trust, Ser 2013-CCRE10, Cl ASB
3.795%, 08/10/46	198,647	200,442
Commercial Mortgage Trust, Ser 2012-CR5, Cl A3
2.540%, 12/10/45	100,000	96,739
FNMA
3.500%, 11/01/47	705,388	686,974
FREMF Mortgage Trust, Ser 2012-K21, Cl B
3.936%, 07/25/45 (A)(C)	280,000	281,504
FREMF Mortgage Trust, Ser 2014-K714, Cl B
3.854%, 01/25/47 (A)(C)	500,000	502,788
FREMF Mortgage Trust, Ser 2013-K31, Cl B
3.630%, 07/25/46 (A)(C)	160,000	158,439
GMAC Commercial Mortgage Asset, Ser 2010-FTLS, Cl A
6.363%, 02/10/47 (A)(B)	243,256	275,840
GS Mortgage Securities Trust, Ser 2013-GC12, Cl AAB
2.678%, 11/10/22	411,635	405,339
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/48	500,000	498,612
JPMorgan Mortgage Trust, Ser 2016-3, Cl 1A3
3.500%, 10/25/46 (A)(C)	537,785	527,486
JPMorgan Mortgage Trust, Ser 2015-3, Cl A5
3.500%, 05/25/45 (A)(C)	197,850	194,931
JPMorgan Mortgage Trust, Ser 2018-1, Cl A5
3.500%, 06/25/48 (A)(C)	910,610	890,940
JPMorgan Mortgage Trust, Ser 2017-4, Cl A5
3.500%, 11/25/47 (A)(C)	540,901	529,893
JPMorgan Mortgage Trust, Ser 2017-2, Cl A5
3.500%, 05/25/47 (A)(C)	218,816	214,226

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2018

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
JPMorgan Mortgage Trust, Ser 2017-1, Cl A5
3.500%, 01/25/47 (A)(C)	$212,757	$210,460
JPMorgan Mortgage Trust, Ser 2017-3, Cl 1A5
3.500%, 08/25/47 (A)(C)	437,842	428,931
JPMorgan Mortgage Trust, Ser 2017-5, Cl A1A
3.000%, 12/15/47 (A)(C)	283,219	279,883
JPMorgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.758%, 07/25/44 (A)(C)	319,328	316,657
JPMorgan Mortgage Trust, Ser 2016-2, Cl A1
2.723%, 06/25/46 (A)(C)	342,823	338,565
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C26, Cl ASB
3.323%, 10/15/48	400,000	395,940
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A4
4.118%, 07/15/49	500,000	507,036
Sequoia Mortgage Trust, Ser 2017-3, Cl A4
3.500%, 04/25/47 (A)(C)	191,222	188,124
Sequoia Mortgage Trust, Ser 2017-2, Cl A4
3.500%, 02/25/47 (A)(C)	172,876	169,254
Sequoia Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 02/25/48 (A)(C)	705,774	693,528
Sequoia Mortgage Trust, Ser 2017-4, Cl A4
3.500%, 07/25/47 (A)(C)	216,216	212,424
Sequoia Mortgage Trust, Ser 2017-6, Cl A4
3.500%, 09/25/47 (A)(C)	467,290	460,325
Sequoia Mortgage Trust, Ser 2017-5, Cl A4
3.500%, 08/25/47 (A)(C)	377,641	369,729
Sequoia Mortgage Trust, Ser 2016-3, Cl A10
3.500%, 11/25/46 (A)(C)	101,019	99,279
Sequoia Mortgage Trust, Ser 2015-3, Cl A4
3.500%, 07/25/45 (A)(C)	333,813	329,106
Sequoia Mortgage Trust, Ser 2015-2, Cl A1
3.500%, 05/25/45 (A)(C)	289,400	278,585
Sequoia Mortgage Trust, Ser 2015-1, Cl A1
3.500%, 01/25/45 (A)(C)	247,564	238,288
Sequoia Mortgage Trust, Ser 2015-4, Cl A1
3.000%, 11/25/30 (A)(C)	273,320	266,743

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl ASB
2.788%, 04/10/46	$530,376	$524,444

Total Mortgage-Backed Securities (Cost $14,281,892)		13,787,323

U.S. TREASURY OBLIGATIONS — 17.4%
U.S. Treasury Bonds
4.625%, 02/15/40	1,300,000	1,552,434
3.750%, 08/15/41	1,450,000	1,535,697
3.000%, 05/15/45	1,725,000	1,604,250
2.250%, 08/15/46	1,700,000	1,346,918
U.S. Treasury Notes
2.250%, 08/15/27	300,000	279,527
1.875%, 01/31/22	1,800,000	1,740,375
1.875%, 08/31/22	750,000	720,293
1.750%, 11/30/19	650,000	643,145
1.625%, 02/15/26	800,000	723,719
1.500%, 05/31/20	2,500,000	2,448,241
1.500%, 02/28/23	1,270,000	1,193,949

Total U.S. Treasury Obligations (Cost $14,570,551)		13,788,548

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.6%
FHLMC
4.000%, 02/01/47	1,246,389	1,248,451
3.500%, 11/01/44	1,047,173	1,023,896
3.500%, 04/01/46	708,960	692,520
3.000%, 02/01/45	945,903	899,773
3.000%, 08/01/45	437,568	415,374
3.000%, 02/01/48	719,120	680,593
2.500%, 02/01/30	529,281	509,013
FHLMC, Ser 2016-4563, Cl VB
3.000%, 05/15/39	500,000	472,037
FNMA
4.500%, 02/01/41	1,094,649	1,133,928
4.000%, 03/01/35	389,538	391,956
4.000%, 01/01/42	801,247	807,338
GNMA
4.000%, 07/20/48	777,644	783,235
3.500%, 06/20/48	1,639,890	1,611,800
GNMA, Ser 2015-78, Cl A
2.918%, 06/16/40	535,242	528,178
GNMA, Ser 2015-47, Cl AE
2.900%, 11/16/55 (C)	453,276	432,012

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $12,167,352)		11,630,104

ASSET-BACKED SECURITIES — 10.7%
ARL Second, Ser 2014-1A, Cl A2
3.970%, 06/15/44 (A)	100,000	99,294

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2018

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
BANK, Ser 2017-BNK9, Cl ASB
3.470%, 11/15/54	$500,000	$489,504
Blackbird Capital Aircraft Lease Securitization, Ser 2016-1A, Cl AA
2.487%, 12/16/41 (A)	390,625	377,768
Coinstar Funding Ser 2017-1A, Cl A2
5.216%, 04/25/47 (A)	571,300	575,165
CoreVest American Finance Trust, Ser 2018-1, Cl A
3.804%, 06/01/51 (A)	397,067	395,931
Cronos Containers Program, Ser 2014-2A, Cl A
3.270%, 11/18/29 (A)	545,046	534,197
Cronos Containers Program, Ser 2013-1A, Cl A
3.080%, 04/18/28 (A)	56,250	55,212
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/40 (A)	189,946	189,065
Drug Royalty III, Ser 2017-1A, Cl A1
4.936%, VAR ICE LIBOR USD 3 Month+2.500%, 04/15/27 (A)	178,756	179,458
Exeter Automobile Receivables Trust, Ser 2016-3A, Cl B
2.840%, 08/16/21 (A)	300,000	299,559
Harley Marine Financing, Ser 2018-1A, Cl A2
5.682%, 05/15/43 (A)	380,188	351,673
Hilton Grand Vacations Trust, Ser 2017-AA, Cl A
2.660%, 12/27/28 (A)	155,530	152,332
Marlette Funding Trust, Ser 2018-2A, Cl A
3.060%, 07/17/28 (A)	219,461	219,061
MVW Owner Trust, Ser 2018-1A, Cl C
3.900%, 01/21/36 (A)	574,508	570,600
OneMain Financial Issuance Trust, Ser 2017-1A, Cl A1
2.370%, 09/14/23 (A)	290,000	284,722
PSNH Funding 3, Ser 2018-1, Cl A3
3.814%, 02/01/35	560,000	554,908
SCF Equipment Trust, Ser 2016-1A, Cl A
3.620%, 11/20/21 (A)	65,091	64,914
Sofi Consumer Loan Program, Ser 2016-5, Cl B
4.550%, 09/25/28 (A)(C)	380,000	383,944

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Sofi Consumer Loan Program, Ser 2017-6, Cl A1
2.200%, 11/25/26 (A)	$172,983	$172,047
Trafigura Securitisation Finance, Ser 2018-1A, Cl A2
3.730%, 03/15/22 (A)	845,000	844,267
Trinity Rail Leasing, Ser 2012-1A, Cl A2
3.525%, 01/15/43 (A)	395,000	387,028
TRIP Rail Master Funding, Ser 2017-1A, Cl A2
3.736%, 08/15/47 (A)	280,000	274,991
Triton Container Finance VI, Ser 2018-2A, Cl A
4.190%, 06/22/43 (A)	386,667	384,394
United States Small Business Administration, Ser 2015-20D, Cl 1
2.510%, 04/01/35	353,142	339,703
Westlake Automobile Receivables Trust, Ser 2018-1A, Cl C
2.920%, 12/15/21 (A)	295,000	292,091

Total Asset-Backed Securities (Cost $8,597,934)		8,471,828

MUNICIPAL BOND — 0.6%
Camp Pendleton & Quantico Housing
6.165%, 10/01/50 (A)
(Cost $489,091)	400,000	457,631

U.S. GOVERNMENT AGENCY OBLIGATION — 0.6%
FFCB
2.670%, 05/12/27
(Cost $500,000)	500,000	457,409

Total Investments — 98.2% (Cost $80,921,641)		$77,956,330

Percentages based on Net Assets of $79,368,932.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2018 was $23,539,234 and represented 29.7% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

Cl — Class

FFCB — Federal Farm Credit Bank

FHLMC — Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND
OCTOBER 31, 2018

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR— Variable Rate

The following is a list of the inputs used as of October 31, 2018, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$28,684,260	$679,227	$29,363,487
Mortgage-Backed Securities	—	13,511,483	275,840	13,787,323
U.S. Treasury Obligations	—	13,788,548	—	13,788,548
U.S. Government Agency Mortgage-Backed Obligations	—	11,630,104	—	11,630,104
Asset-Backed Securities	—	8,471,828	—	8,471,828
Municipal Bond	—	457,631	—	457,631
U.S. Government Agency Obligation	—	457,409	—	457,409

Total Investments in Securities	$—	$77,001,263	$955,067	$77,956,330

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 instruments at the beginning and/or end of the year in relation to net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of October 31, 2018:

	Corporate Obligations	Mortgage- Backed Securities	Municipal Bonds	Total
Beginning balance as of October 1, 2017	$—	$277,748	$299,147	$576,895
Accrued discounts/ premiums	—	(596)	—	(596)
Realized gain/(loss)	—	(415)	853	438
Change in unrealized appreciation/ (depreciation)	(1,323)	1,641	—	318
Purchases	813,638	—	—	813,638
Sales/paydowns	(133,088)	(2,538)	—	(135,626)
Maturity	—	—	(300,000)	(300,000)

Ending balance as of October 31, 2018	$679,227	$275,840	$—	$955,067

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$1,641	$—	$1,641

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended October 31, 2018, there were transfers between Level 2 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. All transfers, if any, are recognized by the Fund at the end of each year.

Amounts designated as “—“ are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 48.8%
	Face Amount	Value
COMMUNICATION SERVICES — 1.5%
Comcast
3.450%, 10/01/21	$500,000	$499,762
Unison Ground Lease Funding
2.981%, 03/15/20 (A)	400,000	395,924
Vodafone Group
4.375%, 03/16/21	300,000	306,111
3.426%, VAR ICE LIBOR USD 3 Month+0.990%, 01/16/24	200,000	199,360

		1,401,157

CONSUMER DISCRETIONARY — 2.0%
Dollar Tree
3.149%, VAR ICE LIBOR USD 3 Month+0.700%, 04/17/20	495,000	495,403
DR Horton
2.550%, 12/01/20	475,000	463,929
Ford Motor Credit
3.218%, VAR ICE LIBOR USD 3 Month+0.810%, 04/05/21	450,000	446,268
General Motors Financial
3.150%, 01/15/20	475,000	472,656

		1,878,256

CONSUMER STAPLES — 4.8%
Alimentation Couche-Tard
2.350%, 12/13/19 (A)	470,000	465,188

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
CONSUMER STAPLES — continued
Anheuser-Busch InBev Worldwide
3.165%, VAR ICE LIBOR USD 3 Month+0.740%, 01/12/24	$410,000	$409,774
Campbell Soup
2.964%, VAR ICE LIBOR USD 3 Month+0.630%, 03/15/21	411,000	409,453
Conagra Brands
3.800%, 10/22/21	500,000	500,462
Constellation Brands
2.250%, 11/06/20	115,000	112,318
General Mills
3.459%, VAR ICE LIBOR USD 3 Month+1.010%, 10/17/23	490,000	490,649
Hillshire Brands
4.100%, 09/15/20	245,000	246,382
Kraft Heinz Foods
2.800%, 07/02/20	300,000	296,908
Pernod Ricard
5.750%, 04/07/21 (A)	515,000	539,322
Smithfield Foods
2.700%, 01/31/20 (A)	300,000	294,855
Suncorp-Metway MTN
2.375%, 11/09/20 (A)	50,000	48,686
Tyson Foods
2.250%, 08/23/21	360,000	346,356
Wm Wrigley Jr
3.375%, 10/21/20 (A)	366,000	365,965

		4,526,318

ENERGY — 2.5%
BG Energy Capital
4.000%, 12/09/20 (A)	350,000	353,872
Encana, 110178
3.900%, 11/15/21	416,000	415,557
Equities
3.166%, VAR ICE LIBOR USD 3 Month+0.770%, 10/01/20	350,000	349,840
Marathon Oil
2.700%, 06/01/20	250,000	246,963
NuStar Logistics
4.800%, 09/01/20	500,000	498,749
Phillips 66
3.186%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/20 (A)	190,000	190,034
Schlumberger Holdings
3.000%, 12/21/20 (A)	300,000	296,801

		2,351,816

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIALS — 15.5%
Ally Financial
4.125%, 03/30/20	$500,000	$500,625
American Express
4.900%, VAR ICE LIBOR USD 3 Month+3.285%, 12/31/49	500,000	498,125
Ansett Worldwide Aviation Services Leasing
4.870%, 07/17/21 (A)(B)	871,734	870,042
ANZ New Zealand International
3.490%, VAR ICE LIBOR USD 3 Month+1.000%, 01/25/22 (A)	600,000	607,208
Ares Capital
3.875%, 01/15/20	450,000	451,472
Associated Bank
3.500%, 08/06/21	500,000	495,658
Bank of America MTN
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/21	415,000	405,112
Bank of Montreal MTN
3.101%, VAR ICE LIBOR USD 3 Month+0.790%, 08/27/21	250,000	253,149
BB&T MTN
2.150%, 02/01/21	415,000	404,273
BlackRock TCP Capital
4.125%, 08/11/22	415,000	393,119
Capital One Financial
2.400%, 10/30/20	470,000	459,259
Charles Schwab
7.000%, VAR ICE LIBOR USD 3 Month+4.820%, 02/28/49	410,000	443,825
Citigroup
3.412%, VAR ICE LIBOR USD 3 Month+1.100%, 05/17/24	415,000	417,480
Citizens Bank
3.121%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/22	250,000	250,061
Commonwealth Bank of Australia
3.034%, VAR ICE LIBOR USD 3 Month+0.700%, 03/16/23 (A)	495,000	496,578
Compass Bank
2.875%, 06/29/22	475,000	455,166
Daimler Finance North America
2.300%, 02/12/21 (A)	165,000	160,375
Discover Bank
3.100%, 06/04/20	470,000	466,307

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
FINANCIALS — continued
First Horizon National
3.500%, 12/15/20	$470,000	$469,724
KeyCorp MTN
2.900%, 09/15/20	475,000	470,625
Main Street Capital
4.500%, 12/01/22	415,000	412,126
Morgan Stanley
2.650%, 01/27/20	475,000	471,541
National Bank of Canada
2.200%, 11/02/20	470,000	458,350
Nuveen Finance
2.950%, 11/01/19 (A)	250,000	249,512
PennantPark Investment
4.500%, 10/01/19	300,000	301,189
PNC Financial Services Group
6.750%, VAR ICE LIBOR USD 3 Month+3.678%, 12/31/49	420,000	443,625
Regions Bank
2.750%, 04/01/21	480,000	471,245
Royal Bank of Canada MTN
3.068%, VAR ICE LIBOR USD 3 Month+0.660%, 10/05/23	500,000	497,484
Stifel Financial
3.500%, 12/01/20	300,000	298,061
SunTrust Bank
2.250%, 01/31/20	300,000	296,478
Wells Fargo MTN
3.349%, VAR ICE LIBOR USD 3 Month+0.880%, 07/22/20	500,000	504,216
Willis Towers Watson
5.750%, 03/15/21	470,000	490,041
Zions Bancorp
3.500%, 08/27/21	750,000	746,081

		14,608,132

HEALTH CARE — 1.5%
Anthem
2.500%, 11/21/20	470,000	460,445
CVS Health
3.047%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/21	500,000	502,661
Zimmer Biomet Holdings
3.089%, VAR ICE LIBOR USD 3 Month+0.750%, 03/19/21	500,000	500,262

		1,463,368

INDUSTRIALS — 6.2%
Air Lease
2.500%, 03/01/21	575,000	560,552

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
INDUSTRIALS — continued
American Airlines Pass-Through Trust, Ser 2015-1
3.700%, 05/01/23	$462,300	$451,931
Arconic
6.150%, 08/15/20	402,000	413,558
CNH Industrial Capital
4.375%, 11/06/20	435,000	439,621
CRH America
5.750%, 01/15/21	340,000	354,299
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/19	200,000	205,612
6.000%, 12/30/19 (A)	225,000	231,314
Johnson Controls
4.250%, 03/01/21	450,000	456,191
Masco
7.125%, 03/15/20	463,000	484,615
Penske Truck Leasing LP
3.200%, 07/15/20 (A)	415,000	412,321
Siemens Financieringsmaatschappij
2.944%, VAR ICE LIBOR USD 3 Month+0.610%, 03/16/22 (A)	300,000	303,160
Spirit AeroSystems
3.134%, VAR ICE LIBOR USD 3 Month+0.800%, 06/15/21	500,000	500,656
Wabtec
3.382%, VAR ICE LIBOR USD 3 Month+1.050%, 09/15/21	1,000,000	1,001,695

		5,815,525

INFORMATION TECHNOLOGY — 1.1%
Amphenol
2.200%, 04/01/20	300,000	295,054
Analog Devices
2.850%, 03/12/20	500,000	497,049
Broadcom
2.375%, 01/15/20	300,000	296,501

		1,088,604

MATERIALS — 7.3%
ArcelorMittal
5.125%, 06/01/20	438,000	447,301
BHP Billiton Finance USA
6.250%, VAR USD Swap Semi 30/360 5 Year Curr+4.971%, 10/19/75 (A)	500,000	520,625
Celanese US Holdings
5.875%, 06/15/21	421,000	439,320
CF Industries
3.400%, 12/01/21 (A)	500,000	490,020

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
MATERIALS — continued
Eastman Chemical
2.700%, 01/15/20	$250,000	$248,130
EI du Pont de Nemours
3.071%, VAR ICE LIBOR USD 3 Month+0.530%, 05/01/20	650,000	652,963
Glencore Funding
2.875%, 04/16/20 (A)	264,000	260,601
International Flavors & Fragrances
3.400%, 09/25/20	500,000	499,791
Martin Marietta Materials
2.960%, VAR ICE LIBOR USD 3 Month+0.650%, 05/22/20	300,000	300,544
2.838%, VAR ICE LIBOR USD 3 Month+0.500%, 12/20/19	170,000	170,391
Packaging Corp of America
2.450%, 12/15/20	470,000	459,997
Sherwin-Williams
2.250%, 05/15/20	300,000	294,900
Solvay Finance America
3.400%, 12/03/20 (A)	400,000	398,168
Steel Dynamics
5.125%, 10/01/21	500,000	502,500
Teck Resources
4.500%, 01/15/21	756,000	757,890
Vulcan Materials
2.971%, VAR ICE LIBOR USD 3 Month+0.650%, 03/01/21	195,000	195,289
2.934%, VAR ICE LIBOR USD 3 Month+0.600%, 06/15/20	300,000	300,232

		6,938,662

REAL ESTATE — 2.4%
American Campus Communities Operating Partnership
3.350%, 10/01/20	470,000	468,309
American Tower
2.800%, 06/01/20	300,000	296,736
Brixmor Operating Partnership
3.875%, 08/15/22	500,000	497,173
Kimco Realty
3.200%, 05/01/21	415,000	410,754
Liberty Property
4.750%, 10/01/20	139,000	141,819
Vornado Realty
5.000%, 01/15/22	470,000	483,796

		2,298,587

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2018

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
UTILITIES — 4.0%
Dominion Energy
4.104%, 04/01/21	$460,000	$463,726
Duquesne Light Holdings
6.400%, 09/15/20 (A)	500,000	522,715
Emera US Finance
2.700%, 06/15/21	400,000	387,809
IPALCO Enterprises
3.450%, 07/15/20	300,000	297,686
Mississippi Power
3.031%, VAR ICE LIBOR USD 3 Month+0.650%, 03/27/20	430,000	430,044
National Grid North America MTN
2.375%, 09/30/20	250,000	243,657
Pennsylvania Electric
5.200%, 04/01/20	415,000	424,616
Sempra Energy
2.936%, VAR ICE LIBOR USD 3 Month+0.500%, 01/15/21	475,000	475,020
WEC Energy Group
3.375%, 06/15/21	500,000	498,611

		3,743,884

Total Corporate Obligations (Cost $46,699,083)		46,114,309

U.S. TREASURY OBLIGATIONS — 24.6%
U.S. Treasury Notes
2.625%, 06/15/21	5,400,000	5,360,133
1.875%, 06/30/20	6,475,000	6,371,299
1.500%, 05/15/20	1,000,000	979,961
1.500%, 05/31/20	4,250,000	4,162,012
1.375%, 03/31/20	6,510,000	6,380,054

Total U.S. Treasury Obligations (Cost $23,389,890)		23,253,459

MORTGAGE-BACKED SECURITIES — 12.4%
Agate Bay Mortgage Trust, Ser 2015-6, Cl A5
3.500%, 09/25/45 (A)(C)	372,988	368,469
Agate Bay Mortgage Trust, Ser 2015-5, Cl A5
3.500%, 07/25/45 (A)(C)	604,805	595,520
Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl A1
2.065%, 09/15/50	437,965	425,937
COLT Mortgage Loan Trust, Ser 2017-1, Cl A1
2.614%, 05/27/47 (A)(C)	134,005	132,745
Commercial Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/46 (A)	679,737	686,931

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Commercial Mortgage Trust, Ser 2013-CCRE10, Cl ASB
3.795%, 08/10/46	$949,629	$958,209
FREMF Mortgage Trust, Ser 2014-K714, Cl B
3.854%, 01/25/47 (A)(C)	500,000	502,788
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/43 (A)	18,706	18,822
GS Mortgage Securities Trust, Ser 2013-GC12, Cl AAB
2.678%, 11/10/22	457,372	450,377
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.608%, 06/15/43 (A)	207,412	209,902
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP4, Cl A1
1.891%, 09/15/21	349,448	342,495
JPMorgan Mortgage Trust, Ser 2015-3, Cl A5
3.500%, 05/25/45 (A)(C)	197,850	194,931
JPMorgan Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 01/25/47 (A)(C)	526,004	521,286
JPMorgan Mortgage Trust, Ser 2017-4, Cl A5
3.500%, 11/25/47 (A)(C)	707,332	692,937
JPMorgan Mortgage Trust, Ser 2016-4, Cl A5
3.500%, 10/25/46 (A)(C)	677,903	665,394
JPMorgan Mortgage Trust, Ser 2017-5, Cl A1A
3.000%, 12/15/47 (A)(C)	323,679	319,866
JPMorgan Mortgage Trust, Ser 2014-IVR6, Cl AM
2.758%, 07/25/44 (A)(C)	386,741	383,507
JPMorgan Mortgage Trust, Ser 2016-2, Cl A1
2.723%, 06/25/46 (A)(C)	342,823	338,565
Sequoia Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 02/25/47 (A)(C)	629,311	616,503
Sequoia Mortgage Trust, Ser 2017-6, Cl A4
3.500%, 09/25/47 (A)(C)	424,809	418,478
Sequoia Mortgage Trust, Ser 2017-2, Cl A4
3.500%, 02/25/47 (A)(C)	491,591	481,291
Sequoia Mortgage Trust, Ser 2017-4, Cl A4
3.500%, 07/25/47 (A)(C)	256,256	251,761
Sequoia Mortgage Trust, Ser 2015-3, Cl A4
3.500%, 07/25/45 (A)(C)	333,813	329,106

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2018

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Sequoia Mortgage Trust, Ser 2017-3, Cl A4
3.500%, 04/25/47 (A)(C)	$786,954	$774,204
Wells Fargo Commercial Mortgage Trust, Ser 2017-C41, Cl A1
2.279%, 11/15/50	354,978	346,480
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl ASB
2.453%, 07/15/22	699,990	689,077

Total Mortgage-Backed Securities (Cost $12,068,143)		11,715,581

ASSET-BACKED SECURITIES — 11.8%
Capital Auto Receivables Asset Trust, Ser 2017-1, Cl A3
2.020%, 08/20/21 (A)	500,000	495,546
CD Mortgage Trust, Ser 2017-CD6, Cl A1
2.168%, 11/13/50	341,893	334,608
CLI Funding V, Ser 2013-2A
3.220%, 06/18/28 (A)	769,090	753,044
COMM Mortgage Trust, Ser 2012-CR1, Cl ASB
3.053%, 05/15/45	213,576	212,396
COMM Mortgage Trust, Ser 2013-CR7, Cl ASB
2.739%, 03/10/46	159,901	157,749
CPS Auto Receivables Trust, Ser 2014-D, Cl C
4.350%, 11/16/20 (A)	520,000	523,194
Cronos Containers Program, Ser 2014-2A, Cl A
3.270%, 11/18/29 (A)	598,704	586,786
Cronos Containers Program, Ser 2013-1A, Cl A
3.080%, 04/18/28 (A)	56,250	55,212
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/40 (A)	949,730	945,324
Drug Royalty III, Ser 2017-1A, Cl A1
4.936%, VAR ICE LIBOR USD 3 Month+2.500%, 04/15/27 (A)	215,857	216,704
Engs Commercial Finance Trust, Ser 2018-1A, Cl A1
2.970%, 02/22/21 (A)	350,982	349,824
Exeter Automobile Receivables Trust, Ser 2016-3A, Cl B
2.840%, 08/16/21 (A)	174,000	173,744
GM Financial Automobile Leasing Trust, Ser 2018-2, Cl C
3.500%, 04/20/22	500,000	497,848

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Halcyon Loan Advisors Funding, Ser 2015-2A, Cl AR
3.570%, VAR ICE LIBOR USD 3 Month+1.080%, 07/25/27 (A)	$500,000	$500,000
Hilton Grand Vacations Trust, Ser 2017-AA, Cl A
2.660%, 12/27/28 (A)	186,636	182,798
Marlette Funding Trust, Ser 2018-2A, Cl A
3.060%, 07/17/28 (A)	281,642	281,129
MVW Owner Trust, Ser 2018-1A, Cl C
3.900%, 01/21/36 (A)	718,135	713,249
OneMain Financial Issuance Trust, Ser 2017-1A, Cl A1
2.370%, 09/14/23 (A)	320,000	314,176
Santander Drive Auto Receivables Trust, Ser 2018-4, Cl C
3.560%, 07/15/24	1,040,000	1,035,858
SCF Equipment Trust, Ser 2016-1A, Cl A
3.620%, 11/20/21 (A)	78,110	77,897
Sierra Timeshare Receivables Funding, Ser 2016-3A, Cl A
2.430%, 10/20/33 (A)	320,419	313,504
Sofi Consumer Loan Program, Ser 2016-5, Cl B
4.550%, 09/25/28 (A)(C)	485,000	490,033
Sofi Consumer Loan Program, Ser 2017-6, Cl A1
2.200%, 11/25/26 (A)	192,203	191,164
SoFi Professional Loan Program, Ser 2014-A, Cl A2
3.020%, 10/25/27 (A)	181,935	181,791
SoFi Professional Loan Program, Ser 2017-F, Cl A1FX
2.050%, 01/25/41 (A)	600,235	594,007
TRIP Rail Master Funding, Ser 2017-1A, Cl A1
2.709%, 08/15/47 (A)	296,796	292,350
VSE VOI Mortgage, Ser 2016-A, Cl A
2.540%, 07/20/33 (A)	329,912	321,619
Westlake Automobile Receivables Trust, Ser 2018-1A, Cl C
2.920%, 12/15/21 (A)	380,000	376,253

Total Asset-Backed Securities (Cost $11,270,387)		11,167,807

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND
OCTOBER 31, 2018

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.9%
	Face Amount	Value
FHLMC
6.000%, 01/01/37	$1,662	$1,794
6.000%, 11/01/37	3,587	3,907
5.500%, 07/01/34	7,817	8,403
4.000%, 03/01/39	11,175	11,221
FHLMC, Ser 2004-2746, Cl BG
5.000%, 02/15/24	82,713	84,755
FNMA
6.000%, 05/01/36	805	878
6.000%, 08/01/36	938	1,022
6.000%, 11/01/37	2,846	3,098
5.500%, 07/01/38	3,960	4,214
GNMA
6.000%, 03/15/32	1,995	2,179
6.000%, 09/15/33	10,225	11,120
6.000%, 09/15/37	3,622	3,880
5.500%, 06/15/38	3,028	3,228
5.000%, 06/15/33	3,225	3,413
GNMA, Ser 2015-78, Cl A
2.918%, 06/16/40	722,577	713,041

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $887,586)	860,176	856,153

MUNICIPAL BOND — 0.3%
New Jersey State, Educational Facilities Authority, Ser G
1.866%, 07/01/20
(Cost $250,000)	250,000	244,150

Total Investments — 98.8% (Cost $94,565,089)		$93,351,459

Percentages based on Net Assets of $94,491,442.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2018 was $25,905,640 and represented 27.4% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR— Variable Rate

The following is a list of the inputs used as of October 31, 2018, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$45,244,267	$870,042	$46,114,309
U.S. Treasury Obligations	—	23,253,459	—	23,253,459
Mortgage-Backed Securities	—	11,715,581	—	11,715,581
Asset-Backed Securities	—	11,167,807	—	11,167,807
U.S. Government Agency Mortgage-Backed Obligations	—	856,153	—	856,153
Municipal Bond	—	244,150	—	244,150
Total Investments in Securities	$—	$92,481,417	$870,042	$93,351,459

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP GROWTH FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.0% #
	Shares	Value
COMMUNICATION SERVICES — 11.1%
Alphabet, Cl A *	2,312	$2,521,421
Charter Communications, Cl A *	1,867	598,131
Facebook, Cl A *	5,657	858,676
Match Group *	8,902	460,411
Netflix *	2,251	679,307
Verizon Communications	17,605	1,005,069
Viacom, Cl B	16,170	517,117

		6,640,132

CONSUMER DISCRETIONARY — 15.7%
Amazon.com *	2,321	3,708,981
Etsy *	9,653	410,446
Home Depot	11,784	2,072,570
NIKE, Cl B	7,748	581,410
Nordstrom	9,305	611,990
Penn National Gaming *	24,016	583,108
RH *	3,542	409,845
ServiceMaster Global Holdings *	10,760	461,389
VF	6,925	573,944

		9,413,683

CONSUMER STAPLES — 6.6%
Colgate-Palmolive	13,088	779,391
Constellation Brands, Cl A	3,305	658,455
Costco Wholesale	5,900	1,348,917
Hershey	8,135	871,665
WD-40	1,818	303,751

		3,962,179

COMMON STOCK — continued
	Shares	Value
Energy — 0.7%
ConocoPhillips	6,271	$438,343

FINANCIALS — 3.8%
FirstCash	6,858	551,383
Green Dot, Cl A *	4,016	304,172
JPMorgan Chase	8,332	908,355
Voya Financial	12,541	548,794

		2,312,704

HEALTH CARE — 15.9%
Alexion Pharmaceuticals *	6,823	764,654
Allscripts Healthcare Solutions *	33,766	402,153
Centene *	5,394	702,946
CVS Health	10,600	767,334
DaVita *	10,139	682,760
Express Scripts Holding *	5,220	506,183
ICON *	3,322	458,702
Integer Holdings *	4,496	334,817
Molina Healthcare *	5,390	683,290
Neurocrine Biosciences *	5,261	563,716
Regeneron Pharmaceuticals *	2,346	795,857
Vertex Pharmaceuticals *	6,328	1,072,343
WellCare Health Plans *	3,223	889,516
Zoetis, Cl A	10,071	907,901

		9,532,172

INDUSTRIALS — 8.0%
Cintas	3,509	638,182
Copart *	11,217	548,623
Cummins	4,527	618,795
EMCOR Group	6,359	451,362
Meritor *	22,802	387,406
Norfolk Southern	3,978	667,628
TriNet Group *	11,131	523,046
Trinity Industries	16,189	462,196
United Rentals *	4,252	510,538

		4,807,776

INFORMATION TECHNOLOGY — 35.3%
Adobe *	5,928	1,456,865
Apple	20,864	4,566,295
Broadridge Financial Solutions	6,649	777,534
Fiserv *	10,322	818,535
Fortinet *	8,191	673,136
GreenSky, Cl A *	20,339	268,068
Intel	12,364	579,624
Mastercard, Cl A	7,723	1,526,605
Microsoft	46,287	4,943,914
NetApp	11,812	927,124
ON Semiconductor *	35,882	609,994
SS&C Technologies Holdings	12,107	619,394
Visa, Cl A	19,550	2,694,968
Zebra Technologies, Cl A *	4,455	740,867

		21,202,923

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP GROWTH FUND
OCTOBER 31, 2018

COMMON STOCK — continued
	Shares	Value
MATERIALS — 0.9%
Methanex	4,570	$295,816
Steel Dynamics	6,135	242,946

		538,762

REAL ESTATE — 1.0%
Extra Space Storage ‡	6,432	579,266

Total Common Stock (Cost $54,553,810)	647,035	59,427,940

Total Investments — 99.0% (Cost $54,553,810)		$59,427,940

Percentages based on Net Assets of $60,003,523.

*	Non-income producing security.

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

‡	Real Estate Investment Trust.

Cl — Class

As of October 31, 2018, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP VALUE FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.6%
	Shares	Value
COMMUNICATION SERVICES — 5.8%
AT&T	13,984	$429,029
Nexstar Media Group, Cl A	11,447	857,266
Verizon Communications	34,981	1,997,065

		3,283,360

CONSUMER DISCRETIONARY — 5.7%
Best Buy	7,549	529,638
Garmin	9,298	615,156
General Motors	26,922	985,076
Las Vegas Sands	7,932	404,770
Royal Caribbean Cruises	6,754	707,346

		3,241,986

CONSUMER STAPLES — 8.3%
Archer-Daniels-Midland	11,906	562,559
Colgate-Palmolive	15,382	915,998
Costco Wholesale	4,505	1,029,978
Hershey	11,725	1,256,333
Walgreens Boots Alliance	12,476	995,211

		4,760,079

ENERGY — 8.9%
Chevron	16,024	1,789,079
ConocoPhillips	21,211	1,482,649
Exxon Mobil	4,675	372,504
Marathon Petroleum	7,651	539,013
Peabody Energy	6,073	215,288
Valero Energy	7,789	709,500

		5,108,033

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 22.5%
Ameriprise Financial	5,739	$730,231
Bank of America	66,952	1,841,180
Citigroup	4,664	305,305
Citizens Financial Group	11,122	415,407
Evercore, Cl A	6,819	557,044
JPMorgan Chase	25,260	2,753,846
KeyCorp	33,439	607,252
Lazard, Cl A (A)	15,097	599,955
LPL Financial Holdings	9,694	597,150
MetLife	19,392	798,756
Navient	27,107	313,899
Prudential Financial	11,032	1,034,581
SunTrust Banks	14,821	928,684
Wells Fargo	13,861	737,821
Zions Bancorp	12,966	610,050

		12,831,161

HEALTH CARE — 12.9%
Amedisys *	10,928	1,202,080
CVS Health	18,992	1,374,831
Encompass Health	16,676	1,122,295
Hill-Rom Holdings	7,944	667,932
ICON *	10,104	1,395,160
Quest Diagnostics	8,022	754,950
Select Medical Holdings *	50,708	840,739

		7,357,987

INDUSTRIALS — 8.4%
Cintas	3,599	654,550
Cummins	4,420	604,170
ManpowerGroup	6,522	497,563
Oshkosh	10,166	570,719
Pentair	13,535	543,430
Triton International	10,226	328,970
Union Pacific	6,898	1,008,626
WW Grainger	2,060	584,979

		4,793,007

INFORMATION TECHNOLOGY — 11.6%
Alliance Data Systems	2,653	546,996
Apple	3,212	702,978
Cisco Systems	9,316	426,207
DXC Technology	9,009	656,125
Intel	34,327	1,609,250
Lam Research	3,161	448,009
Microsoft	9,348	998,460
NetApp	6,684	524,627
SS&C Technologies Holdings	13,984	715,421

		6,628,073

MATERIALS — 1.9%
Huntsman	23,615	516,696
LyondellBasell Industries, Cl A	6,563	585,879

		1,102,575

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP VALUE FUND
OCTOBER 31, 2018

COMMON STOCK — continued
	Shares	Value
REAL ESTATE — 3.9%
Lamar Advertising, Cl A ‡	8,470	$621,020
MGM Growth Properties, Cl A ‡	25,910	732,994
Ryman Hospitality Properties ‡	11,532	894,768

		2,248,782

UTILITIES — 5.7%
Entergy	11,237	943,346
Exelon	17,971	787,310
FirstEnergy	19,954	743,885
Southern	17,768	800,093

		3,274,634

Total Common Stock (Cost $50,069,459)		54,629,677

Total Investments — 95.6% (Cost $50,069,459)		$54,629,677

Percentages based on Net Assets of $57,122,689.

*	Non-income producing security.

‡	Real Estate Investment Trust

(A)	Securities considered Master Limited Partnerships. At October 31, 2018, these securities amounted $599,955 or 1.1% of Net Assets.

Cl — Class

As of October 31, 2018, all of the Fund’s investments were considered level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
SMALL CAP FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.2%
	Shares	Value
COMMUNICATION SERVICES — 1.6%
Care.com *	41,730	$734,448
Marcus	15,155	591,348

		1,325,796

CONSUMER DISCRETIONARY — 13.8%
American Axle & Manufacturing Holdings *	36,220	549,457
At Home Group *	20,680	565,391
Boyd Gaming	41,015	1,089,358
Callaway Golf	59,280	1,268,593
Children’s Place	4,560	681,264
Etsy *	18,290	777,691
Johnson Outdoors, Cl A	15,625	1,176,719
Malibu Boats, Cl A *	28,530	1,146,906
RH *	6,310	730,130
Shake Shack, Cl A *	13,300	703,437
Sleep Number *	12,680	461,172
Stamps.com *	3,285	664,128
Weight Watchers International *	19,060	1,259,866

		11,074,112

CONSUMER STAPLES — 2.9%
Central Garden & Pet, Cl A *	13,656	404,900
Darling Ingredients *	30,165	623,209
Limoneira	7,485	184,505
Performance Food Group *	22,400	656,768
WD-40	2,900	484,533

		2,353,915

COMMON STOCK — continued
	Shares	Value
ENERGY — 4.0%
Delek US Holdings	10,780	$395,842
Enerplus	103,055	957,380
Gulfport Energy *	38,410	349,915
McDermott International *	26,536	205,123
ProPetro Holding *	37,640	664,347
Unit *	27,710	640,932

		3,213,539

FINANCIALS — 17.6%
Associated Banc-Corp	26,495	614,154
Assured Guaranty	17,100	683,658
Brookline Bancorp	34,330	532,115
Cathay General Bancorp	19,760	744,358
CNO Financial Group	38,655	730,580
Eagle Bancorp *	8,540	419,912
Essent Group *	34,235	1,349,543
Evercore, Cl A	5,770	471,351
FirstCash	9,190	738,876
Flagstar Bancorp *	18,910	582,239
Hancock Whitney	14,660	615,134
Moelis, Cl A	25,520	1,029,988
OFG Bancorp	84,620	1,446,155
On Deck Capital *	164,280	1,133,532
Peapack Gladstone Financial	9,421	254,273
TCF Financial	29,550	617,004
TriState Capital Holdings *	22,537	568,383
United Community Banks	24,380	606,331
Veritex Holdings *	13,805	325,246
Washington Federal	25,725	724,416

		14,187,248

HEALTH CARE — 16.1%
Allscripts Healthcare Solutions *	102,435	1,220,001
AMN Healthcare Services *	14,240	720,829
Amphastar Pharmaceuticals *	23,650	424,518
AngioDynamics *	32,050	654,782
Array BioPharma *	35,265	571,293
Coherus Biosciences *	23,100	270,039
Emergent BioSolutions *	24,000	1,468,561
Ensign Group	20,875	773,210
Fate Therapeutics *	40,405	503,446
FibroGen *	3,135	134,397
Heron Therapeutics *	15,840	439,718
Intersect ENT *	14,625	410,378
Invitae *	34,815	494,025
Oxford Immunotec Global *	46,975	723,884
Premier, Cl A *	10,035	451,575
PTC Therapeutics *	14,075	542,169
Puma Biotechnology *	10,805	400,325
Repligen *	21,143	1,146,374
Supernus Pharmaceuticals *	23,245	1,105,531
Vericel *	45,715	509,722

		12,964,777

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
SMALL CAP FUND
OCTOBER 31, 2018

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — 13.6%
Briggs & Stratton	32,420	$471,063
Casella Waste Systems, Cl A *	46,680	1,519,901
Columbus McKinnon	17,230	632,858
H&E Equipment Services	15,135	364,602
Harsco *	57,010	1,566,065
McGrath RentCorp	9,270	494,925
Meritor *	30,655	520,828
Navistar International *	16,470	551,580
Park-Ohio Holdings	17,130	566,660
Rexnord *	24,875	666,899
Ryder System	9,175	507,469
SkyWest	12,410	710,969
Sterling Construction *	36,505	414,697
TriNet Group *	13,920	654,101
Triton International	39,695	1,276,988

		10,919,605

INFORMATION TECHNOLOGY — 14.7%
CACI International, Cl A *	7,895	1,408,942
Carbonite *	19,020	650,674
Cohu	19,015	395,512
Ebix	9,730	557,626
Electro Scientific Industries *	30,095	872,755
FormFactor *	40,445	495,047
GreenSky, Cl A *	41,180	542,752
Hortonworks *	56,910	1,016,413
Lattice Semiconductor *	77,895	468,149
New Relic *	9,205	821,546
Paylocity Holding *	9,875	649,676
Progress Software	18,630	598,768
Upland Software *	43,135	1,360,479
Vishay Intertechnology	51,385	940,346
Vishay Precision Group *	31,928	1,036,063

		11,814,748

MATERIALS — 3.7%
Allegheny Technologies *	23,170	599,871
Ferro *	23,640	400,462
Ingevity *	10,170	926,283
Louisiana-Pacific	47,175	1,027,000

		2,953,616

REAL ESTATE — 7.2%
CareTrust ‡	40,305	711,786
National Storage Affiliates Trust ‡	27,235	725,268
Preferred Apartment Communities, Cl A ‡	45,483	766,389
RMR Group	9,210	698,855
Senior Housing Properties Trust ‡	46,135	741,389
Spirit Realty Capital ‡	85,805	670,995
STAG Industrial ‡	30,355	803,194
Xenia Hotels & Resorts ‡	32,100	659,655

		5,777,531

COMMON STOCK — continued
	Shares	Value
UTILITIES — 3.0%
NextEra Energy Partners	16,550	$753,522
Portland General Electric	18,715	843,672
Southwest Gas Holdings	10,379	801,985

		2,399,179

Total Common Stock (Cost $78,507,615)		78,984,066

Total Investments — 98.2% (Cost $78,507,615)		$78,984,066

Percentages based on Net Assets of $80,436,146.

*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class

As of October 31, 2018, all of the Fund’s investments were considered level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2018

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.8%
	Shares	Value
AUSTRALIA — 5.4%
Cochlear	7,400	$930,574
Harvey Norman Holdings	180,000	406,620
Macquarie Group	18,200	1,510,512
Medibank Pvt	407,000	804,126

		3,651,832

AUSTRIA — 1.7%
OMV	21,000	1,168,583

BELGIUM — 1.2%
KBC Group	12,000	827,736

BRAZIL — 2.6%
Centrais Eletricas Brasileiras *	100,000	627,435
Vale ADR, Cl B	74,000	1,117,400

		1,744,835

CANADA — 6.0%
Canadian National Railway	10,000	854,875
Canfor *	41,000	588,940
George Weston	8,100	589,141
Magna International	21,500	1,058,464
Toronto-Dominion Bank	17,640	978,578

		4,069,998

CHILE — 1.5%
Cia Cervecerias Unidas ADR	40,000	1,002,800

CHINA — 2.5%
CNOOC ADR	10,000	1,692,500

CZECH REPUBLIC — 2.0%
CEZ	56,000	1,332,658

COMMON STOCK — continued
	Shares	Value
DENMARK — 2.7%
GN Store Nord	21,000	$891,724
Vestas Wind Systems	15,000	940,731

		1,832,455

FINLAND — 4.6%
Neste	23,500	1,936,663
UPM-Kymmene	35,700	1,148,769

		3,085,432

FRANCE — 5.5%
Kering	2,300	1,025,360
L’Oreal	4,430	998,003
Peugeot	44,000	1,048,058
Ubisoft Entertainment *	7,000	630,316

		3,701,737

GERMANY — 3.2%
Covestro	12,000	776,360
Deutsche Lufthansa	33,500	673,878
HUGO BOSS	10,000	715,604

		2,165,842

HONG KONG — 8.8%
China Construction Bank, Cl H	1,180,000	935,941
Geely Automobile Holdings	310,000	592,965
PCCW	2,100,000	1,151,499
Ping An Insurance Group of China, Cl H	120,000	1,130,076
Sun Hung Kai Properties	46,000	597,734
Weichai Power, Cl H	980,000	968,509
Wharf Holdings	220,000	548,741

		5,925,465

INDIA — 0.4%
Tata Motors ADR *	24,000	293,040

INDONESIA — 2.0%
Bank Negara Indonesia Persero	1,400,000	674,560
Japfa Comfeed Indonesia	4,803,200	641,375

		1,315,935

ISRAEL — 1.5%
Nice *	9,400	996,642

ITALY — 2.1%
DiaSorin	9,900	939,664
Enel	99,720	489,513

		1,429,177

JAPAN — 18.3%
AGC	23,800	782,541
Central Japan Railway	6,650	1,275,956
Daiwa House Industry	26,400	797,604
Hoya	22,000	1,250,569
ITOCHU	80,000	1,485,355
Konica Minolta	112,000	1,112,704
Mizuho Financial Group	1,000,000	1,719,325

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
INTERNATIONAL EQUITY FUND
OCTOBER 31, 2018

COMMON STOCK — continued
	Shares	Value
JAPAN — continued
Nippon Telegraph & Telephone	40,000	$1,683,875
ORIX	101,000	1,647,902
Square Enix Holdings	16,000	573,581

		12,329,412

NETHERLANDS — 4.2%
Koninklijke Ahold Delhaize	61,000	1,397,717
NN Group	32,500	1,398,815

		2,796,532

SOUTH KOREA — 2.7%
LG Display ADR	70,000	513,800
POSCO ADR	12,000	691,440
Shinhan Financial Group ADR	16,100	595,861

		1,801,101

SPAIN — 3.9%
ACS Actividades de Construccion y Servicios	30,800	1,155,057
Repsol	80,437	1,441,760

		2,596,817

SWITZERLAND — 4.0%
Logitech International	16,000	592,087
Partners Group Holding	1,300	926,128
Temenos	8,700	1,196,396

		2,714,611

UNITED KINGDOM — 11.0%
3i Group	88,000	987,814
Anglo American	60,500	1,295,450
Intertek Group	14,300	856,885
Legal & General Group	360,000	1,157,283
Next	15,000	997,763
Rightmove	160,000	924,701
Tate & Lyle	136,000	1,170,259

		7,390,155

Total Common Stock (Cost $63,646,402)		65,865,295

Total Investments — 97.8% (Cost $63,646,402)		$65,865,295

Percentages are based on Net Assets of $67,314,531.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2018, all of the Fund’s investments were considered level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2018, securities with a total value of $1,697,866 transferred from Level 2 to Level 1 assets and liabilities as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES
	Core Bond Fund	Limited Duration Fund#	Large Cap Growth Fund
Assets:
Cost of securities	$80,921,641	$94,565,089	$54,553,810

Investments in securities at value	$77,956,330	$93,351,459	$59,427,940
Cash	937,801	3,156,799	850,639
Dividends and Interest receivable	518,069	535,284	27,658
Receivable for investment securities sold	1,416	1,814	1,844,967
Receivable for capital shares sold	—	—	21
Prepaid expenses	8,229	9,104	7,145

Total Assets	79,421,845	97,054,460	62,158,370

Liabilities:
Payable due to administrator	12,510	15,764	9,841
Chief Compliance Officer fees payable	770	997	626
Investment Adviser fees payable	767	4,012	21,900
Payable for capital shares redeemed	682	2,500,000	—
Distribution fees payable (Investor Shares)	76	110	82
Payable due to trustees	71	91	57
Shareholder servicing fees payable (Class S Shares)	45	—	196
Shareholder servicing fees payable (Investor Shares)	16	16	15
Payable for investment securities purchased	—	—	2,089,331
Accrued expenses	37,976	42,028	32,799

Total Liabilities	52,913	2,563,018	2,154,847

Net Assets	$79,368,932	$94,491,442	$60,003,523

Net Assets:
Paid-in Capital	$82,912,052	$96,339,686	$48,623,776
Total distributable earnings / (loss)	(3,543,120)	(1,848,244)	11,379,747

Net Assets	$79,368,932	$94,491,442	$60,003,523

I Shares^:
Net Assets	$78,267,312	$94,392,946	$59,019,367
Total shares outstanding at end of year	8,192,079	9,640,534	4,459,793
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.55	$9.79	$13.23
Class S Shares:
Net Assets	$1,049,507	$11,451	$927,053
Total shares outstanding at end of year	109,937	1,170	70,126
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.55	$9.79	$13.22
Investor Shares:
Net Assets	$52,113	$87,045	$57,103
Total shares outstanding at end of year	5,460	8,897	4,332
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.54	$9.78	$13.18

*  Redemption price per share may vary depending on the length of time shares are held.

^  Effective March 1, 2018, Institutional Shares were renamed as I Shares.

#  Effective March 1, 2018, Limited Duration Bond Fund was renamed Limited Duration Fund.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES
	Large Cap Value Fund	Small Cap Fund#	International Equity Fund
Assets:
Cost of securities	$50,069,459	$78,507,615	$63,646,402

Investments in securities at value	$54,629,677	$78,984,066	$65,865,295
Cash	2,485,161	1,550,952	1,244,647
Foreign currency (Cost $–, $– and $12,251, respectively)	—	—	12,207
Dividends and Interest receivable	58,979	39,836	156,739
Tax reclaim receivable	2,278	—	88,373
Receivable for capital shares sold	1,857	13,094	25,001
Receivable for investment securities sold	—	91,448	—
Unrealized Appreciation on Spot Contracts	—	—	21
Prepaid expenses	7,017	8,110	7,515

Total Assets	57,184,969	80,687,506	67,399,798

Liabilities:
Investment Adviser fees payable	19,690	43,697	34,926
Payable due to administrator	9,227	13,120	10,880
Chief Compliance Officer fees payable	593	839	688
Payable for capital shares redeemed	501	109	1,581
Distribution fees payable (Investor Shares)	83	109	38
Payable due to trustees	54	77	63
Shareholder servicing fees payable (Class S Shares)	—	36	39
Shareholder servicing fees payable (Investor Shares)	15	16	12
Payable for investment securities purchased	—	156,820	—
Accrued expenses	32,117	36,537	37,040

Total Liabilities	62,280	251,360	85,267

Net Assets	$57,122,689	$80,436,146	$67,314,531

Net Assets:
Paid-in Capital	$51,550,852	$71,844,273	$63,519,852
Total distributable earnings	5,571,837	8,591,873	3,794,679

Net Assets	$57,122,689	$80,436,146	$67,314,531

I Shares^:
Net Assets	$56,850,792	$80,036,167	$67,140,063
Total shares outstanding at end of year	4,843,328	7,024,071	6,188,675
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$11.74	$11.39	$10.85
Class S Shares:
Net Assets	$212,699	$319,904	$148,756
Total shares outstanding at end of year	18,121	28,133	13,722
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$11.74	$11.37	$10.84
Investor Shares:
Net Assets	$59,198	$80,075	$25,712
Total shares outstanding at end of year	5,048	7,062	2,372
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$11.73	$11.34	$10.84

*  Redemption price per share may vary depending on the length of time shares are held.

^  Effective March 1, 2018, Institutional Shares were renamed as I Shares.

#  Effective March 1, 2018, Small Cap Equity Fund was renamed Small Cap Fund.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS
	Core Bond Fund	Limited Duration Fund#	Large Cap Growth Fund
Investment Income
Dividends	$—	$—	$541,022
Interest	2,504,407	2,554,945	11,845
Less: Foreign Taxes Withheld	—	—	(1,020)

Total Investment Income	2,504,407	2,554,945	551,847

Expenses
Investment Advisory Fees	305,699	390,003	352,483
Administration Fees	153,597	195,979	117,498
Trustees’ Fees	10,864	13,537	8,091
Chief Compliance Officer Fees	2,689	3,486	2,128
Shareholder Servicing Fees (Class S Shares)	576	9	514
Shareholder Servicing Fees (Investor Shares)	3	4	3
Distribution Fees (Investor Shares)	138	216	147
Transfer Agent Fees	70,378	74,141	67,196
Audit Fees	26,600	26,600	24,400
Registration & Filing Fees	25,010	28,079	21,721
Legal Fees	24,220	30,718	18,595
Pricing Fees	16,827	21,001	10,214
Printing Fees	11,193	12,882	9,524
Custodian Fees	2,848	3,403	6,010
Other Expenses	11,951	14,616	9,552

Total Expenses	662,593	814,674	648,076

Less:
Investment Advisory Fees Waiver	(280,473)	(327,100)	(119,348)

Net Expenses	382,120	487,574	528,728

Net Investment Income	2,122,287	2,067,371	23,119

Net Realized Gain (Loss) on Investments	(589,210)	(583,326)	6,636,546
Net Change in Unrealized Depreciation on Investments	(3,142,304)	(1,053,041)	(2,667,510)

Net Gain (Loss) on Investments	(3,731,514)	(1,636,367)	3,969,036

Net Increase (Decrease) in Net Assets from Operations	$(1,609,227)	$431,004	$3,992,155

#  Effective March 1, 2018, Limited Duration Bond Fund was renamed as Limited Duration Fund.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
FOR THE YEAR ENDED
OCTOBER 31, 2018

STATEMENTS OF OPERATIONS
	Large Cap Value Fund	Small Cap Fund#	International Equity Fund
Investment Income
Dividends	$1,301,433	$782,443	$2,287,345
Interest	17,787	14,841	20,960
Less: Foreign Taxes Withheld	(2,753)	(1,532)	(226,823)

Total Investment Income	1,316,467	795,752	2,081,482

Expenses
Investment Advisory Fees	336,568	607,317	632,333
Administration Fees	112,469	168,436	141,335
Trustees’ Fees	7,851	12,006	10,140
Chief Compliance Officer Fees	2,030	2,860	2,448
Shareholder Servicing Fees (Class S Shares)	253	342	100
Shareholder Servicing Fees (Investor Shares)	3	4	1
Distribution Fees (Investor Shares)	151	219	76
Transfer Agent Fees	66,782	71,583	69,349
Audit Fees	24,400	24,400	24,400
Registration & Filing Fees	22,133	23,390	22,457
Legal Fees	17,752	26,769	22,463
Pricing Fees	9,818	14,377	12,610
Printing Fees	9,165	11,083	10,628
Custodian Fees	3,299	6,105	14,305
Other Expenses	9,219	12,773	11,101

Total Expenses	621,893	981,664	973,746

Less:
Investment Advisory Fees Waiver	(117,036)	(102,096)	(200,870)

Net Expenses	504,857	879,568	772,876

Net Investment Income (Loss)	811,610	(83,816)	1,308,606

Net Realized Gain on Investments	1,334,075	8,280,325	2,983,697
Net Realized Loss on Foreign Currency Transactions	—	—	(31,310)
Net Change in Unrealized Depreciation on Investments	(1,073,680)	(10,795,345)	(8,989,867)
Net Change in Unrealized Depreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	(6,330)

Net Gain (Loss) on Investments and Foreign Currency Transactions	260,395	(2,515,020)	(6,043,810)

Net Increase (Decrease) in Net Assets from Operations	$1,072,005	$(2,598,836)	$(4,735,204)

#  Effective March 1, 2018, Small Cap Equity Fund was renamed Small Cap Fund.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Income	$2,122,287	$1,396,676
Net Realized Gain (Loss) on Investments	(589,210)	185,768
Net Change in Unrealized Depreciation on Investments	(3,142,304)	(266,216)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,609,227)	1,316,228

Distributions:(1)
I Shares^	(2,121,294)	(1,461,101)
Class S Shares	(22,787)	(284)
Investor Shares	(1,511)	(442)

Total Distributions	(2,145,592)	(1,461,827)

Capital Share Transactions:
I Shares^
Issued	13,813,889	17,278,215
Reinvestment of Dividends	2,111,285	1,457,472
Redeemed	(1,514,023)	(787,024)

Net Increase in Net Assets from I Shares^ Transactions	14,411,151	17,948,663

Class S Shares
Issued	1,304,569	6
Reinvestment of Dividends	22,786	283
Redeemed	(243,319)	(5)

Net Increase in Net Assets from Class S Shares Transactions	1,084,036	284

Investor Shares
Issued	35,065	27,999
Reinvestment of Dividends	1,511	442
Redeemed	(15,022)	(5,576)

Net Increase in Net Assets from Investor Shares Transactions	21,554	22,865

Net Increase in Net Assets from Capital Share Transactions	15,516,741	17,971,812

Total Increase in Net Assets	11,761,922	17,826,213
Net Assets:
Beginning of Year	67,607,010	49,780,797

End of Year(2)	$79,368,932	$67,607,010

Share Transactions:
I Shares^
Issued	1,396,206	1,728,242
Reinvestment of Dividends	216,321	146,919
Redeemed	(155,059)	(79,283)

Total Increase in I Shares^	1,457,468	1,795,878

Class S Shares
Issued	131,490	—
Reinvestment of Dividends	2,351	29
Redeemed	(24,999)	—

Total Increase in Class S Shares	108,842	29

Investor Shares
Issued	3,582	2,800
Reinvestment of Dividends	155	44
Redeemed	(1,562)	(556)

Total Increase in Investor Shares	2,175	2,288

Net Increase in Shares Outstanding	1,568,485	1,798,195

^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 10).
(2)	Includes undistributed net investment income of $157,297, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—“ are $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LIMITED DURATION FUND#

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Income	$2,067,371	$1,045,989
Net Realized Loss on Investments	(583,326)	(50,765)
Net Change in Unrealized Depreciation on Investments	(1,053,041)	(241,550)

Net Increase in Net Assets Resulting from Operations	431,004	753,674

Distributions:(1)
I Shares^	(2,060,718)	(1,041,638)
Class S Shares	(220)	(166)
Investor Shares	(1,614)	(403)

Total Distributions	(2,062,552)	(1,042,207)

Capital Share Transactions:
I Shares^
Issued	22,554,511	32,856,925
Reinvestment of Dividends	2,047,912	1,035,406
Redeemed	(12,362,017)	(1,754,711)

Net Increase in Net Assets from I Shares^ Transactions	12,240,406	32,137,620

Class S Shares
Issued	1,055	—
Reinvestment of Dividends	219	166
Redeemed	(49)	—

Net Increase in Net Assets from Class S Shares Transactions	1,225	166

Investor Shares
Issued	18,565	64,674
Reinvestment of Dividends	1,614	403
Redeemed	(5,069)	(1,391)

Net Increase in Net Assets from Investor Shares Transactions	15,110	63,686

Net Increase in Net Assets from Capital Share Transactions	12,256,741	32,201,472

Total Increase in Net Assets	10,625,193	31,912,939
Net Assets:
Beginning of Year	83,866,249	51,953,310

End of Year(2)	$94,491,442	$83,866,249

Share Transactions:
I Shares^
Issued	2,278,122	3,296,800
Reinvestment of Dividends	208,566	104,066
Redeemed	(1,260,090)	(176,222)

Total Increase in I Shares^	1,226,598	3,224,644

Class S Shares
Issued	108	—
Reinvestment of Dividends	22	17
Redeemed	(5)	—

Total Increase in Class S Shares	125	17

Investor Shares
Issued	1,882	6,464
Reinvestment of Dividends	165	40
Redeemed	(518)	(140)

Total Increase in Investor Shares	1,529	6,364

Net Increase in Shares Outstanding	1,228,252	3,231,025

#	Effective March 1, 2018, Limited Duration Bond Fund was renamed as Limited Duration Fund.
^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 10).
(2)	Includes undistributed net investment income of $123,068, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Income	$23,119	$57,719
Net Realized Gain on Investments	6,636,546	1,611,503
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,667,510)	6,788,928

Net Increase in Net Assets Resulting from Operations	3,992,155	8,458,150

Distributions:(1)
I Shares^	(428,144)	(82,729)
Class S Shares	(224)	(26)
Investor Shares	(258)	(3)

Total Distributions	(428,626)	(82,758)

Capital Share Transactions:
I Shares^
Issued	9,828,754	11,545,134
Reinvestment of Dividends	427,503	82,590
Redeemed	(1,779,820)	(920,286)

Net Increase in Net Assets from I Shares^ Transactions	8,476,437	10,707,438

Class S Shares
Issued	1,055,654	—
Reinvestment of Dividends	223	26
Redeemed	(112,717)	—

Net Increase in Net Assets from Class S Shares Transactions	943,160	26

Investor Shares
Issued	33,088	25,827
Reinvestment of Dividends	258	3
Redeemed	(13,260)	(7,021)

Net Increase in Net Assets from Investor Shares Transactions	20,086	18,809

Net Increase in Net Assets from Capital Share Transactions	9,439,683	10,726,273

Total Increase in Net Assets	13,003,212	19,101,665
Net Assets:
Beginning of Year	47,000,311	27,898,646

End of Year(2)	$60,003,523	$47,000,311

Share Transactions:
I Shares^
Issued	753,001	1,030,378
Reinvestment of Dividends	33,500	7,592
Redeemed	(129,251)	(83,393)

Total Increase in I Shares^	657,250	954,577

Class S Shares
Issued	77,475	—
Reinvestment of Dividends	17	2
Redeemed	(8,364)	—

Total Increase in Class S Shares	69,128	2

Investor Shares
Issued	2,521	2,232
Reinvestment of Dividends	21	—
Redeemed	(906)	(581)

Total Increase in Investor Shares	1,636	1,651

Net Increase in Shares Outstanding	728,014	956,230

^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 10).
(2)	Includes undistributed net investment income of $–, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Income	$811,610	$510,469
Net Realized Gain on Investments	1,334,075	1,371,178
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,073,680)	5,165,691

Net Increase in Net Assets Resulting from Operations	1,072,005	7,047,338

Distributions:(1)
I Shares^	(1,513,966)	(501,664)
Class S Shares	(2,595)	(166)
Investor Shares	(1,255)	(208)

Total Distributions	(1,517,816)	(502,038)

Capital Share Transactions:
I Shares^
Issued	11,645,659	12,434,448
Reinvestment of Dividends	1,507,210	500,452
Redeemed	(2,248,802)	(1,209,492)

Net Increase in Net Assets from I Shares^ Transactions	10,904,067	11,725,408

Class S Shares
Issued	242,393	2,083
Reinvestment of Dividends	2,595	165
Redeemed	(27,647)	(1,748)

Net Increase in Net Assets from Class S Shares Transactions	217,341	500

Investor Shares
Issued	48,462	25,827
Reinvestment of Dividends	1,255	208
Redeemed	(22,260)	(6,998)

Net Increase in Net Assets from Investor Shares Transactions	27,457	19,037

Net Increase in Net Assets from Capital Share Transactions	11,148,865	11,744,945

Total Increase in Net Assets	10,703,054	18,290,245
Net Assets:
Beginning of Year	46,419,635	28,129,390

End of Year(2)	$57,122,689	$46,419,635

Share Transactions:
I Shares^
Issued	955,231	1,117,601
Reinvestment of Dividends	124,022	44,972
Redeemed	(182,957)	(109,504)

Total Increase in I Shares^	896,296	1,053,069

Class S Shares
Issued	19,145	191
Reinvestment of Dividends	213	15
Redeemed	(2,327)	(159)

Total Increase in Class S Shares	17,031	47

Investor Shares
Issued	3,977	2,292
Reinvestment of Dividends	103	19
Redeemed	(1,820)	(599)

Total Increase in Investor Shares	2,260	1,712

Net Increase in Shares Outstanding	915,587	1,054,828

^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 10).
(2)	Includes undistributed net investment income of $20,175, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
SMALL CAP FUND #

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Income (Loss)	$(83,816)	$22,269
Net Realized Gain on Investments	8,280,325	7,196,620
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10,795,345)	9,287,246

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,598,836)	16,506,135

Distributions:(1)
I Shares^	(3,723,586)	(80,699)
Class S Shares	(9,546)	(40)
Investor Shares	(3,753)	—

Total Distributions	(3,736,885)	(80,739)

Capital Share Transactions:
I Shares^
Issued	8,111,512	20,113,326
Reinvestment of Dividends	3,722,025	80,664
Redeemed	(1,689,953)	(3,779,392)

Net Increase in Net Assets from I Shares^ Transactions	10,143,584	16,414,598

Class S Shares
Issued	147,324	179,928
Reinvestment of Dividends	9,545	40
Redeemed	(10,106)	(10,341)

Net Increase in Net Assets from Class S Shares Transactions	146,763	169,627

Investor Shares
Issued	10,804	61,985
Reinvestment of Dividends	3,754	—
Redeemed	(6,069)	(2,783)

Net Increase in Net Assets from Investor Shares Transactions	8,489	59,202

Net Increase in Net Assets from Capital Share Transactions	10,298,836	16,643,427

Total Increase in Net Assets	3,963,115	33,068,823
Net Assets:
Beginning of Year	76,473,031	43,404,208

End of Year(2)	$80,436,146	$76,473,031

Share Transactions:
I Shares^
Issued	658,127	2,013,478
Reinvestment of Dividends	307,834	7,269
Redeemed	(138,437)	(332,847)

Total Increase in I Shares^	827,524	1,687,900

Class S Shares
Issued	11,982	16,120
Reinvestment of Dividends	790	3
Redeemed	(816)	(910)

Total Increase in Class S Shares	11,956	15,213

Investor Shares
Issued	895	5,494
Reinvestment of Dividends	311	—
Redeemed	(484)	(228)

Total Increase in Investor Shares	722	5,266

Net Increase in Shares Outstanding	840,202	1,708,379

#	Effective March 1, 2018, Small Cap Equity Fund was renamed as Small Cap Fund.
^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 10).
(2)	Includes distribution in excess of net investment income of $(62,809), in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Income	$1,308,606	$817,991
Net Realized Gain on Investments	2,983,697	1,378,285
Net Realized Loss on Foreign Currency Transactions	(31,310)	(16,892)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,989,867)	10,922,855
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(6,330)	6,242

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,735,204)	13,108,481

Distributions(1)
I Shares^	(1,377,454)	(827,429)
Class S Shares	(1,594)	(290)
Investor Shares	(551)	(217)

Total Distributions	(1,379,599)	(827,936)

Capital Share Transactions:
I Shares^
Issued	10,424,018	6,155,327
Reinvestment of Dividends	1,373,960	826,857
Redeemed	(1,461,782)	(630,902)

Net Increase in Net Assets from I Shares^ Transactions	10,336,196	6,351,282

Class S Shares
Issued	158,532	12,508
Reinvestment of Dividends	1,594	290
Redeemed	(27,581)	—

Net Increase in Net Assets from Class S Shares Transactions	132,545	12,798

Investor Shares
Issued	8,940	14,076
Reinvestment of Dividends	551	217
Redeemed	(5,791)	(4,228)

Net Increase in Net Assets from Investor Shares Transactions	3,700	10,065

Net Increase in Net Assets from Capital Share Transactions	10,472,441	6,374,145

Total Increase in Net Assets	4,357,638	18,654,690
Net Assets:
Beginning of Year	62,956,893	44,302,203

End of Year(2)	$67,314,531	$62,956,893

Share Transactions:
I Shares^
Issued	863,648	578,810
Reinvestment of Dividends	116,366	78,202
Redeemed	(121,513)	(61,198)

Total Increase in I Shares^	858,501	595,814

Class S Shares
Issued	13,673	1,196
Reinvestment of Dividends	135	27
Redeemed	(2,361)	—

Total Increase in Class S Shares	11,447	1,223

Investor Shares
Issued	731	1,267
Reinvestment of Dividends	47	20
Redeemed	(490)	(361)

Total Increase in Investor Shares	288	926

Net Increase in Shares Outstanding	870,236	597,963

^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 10).
(2)	Includes distribution in excess of net investment income of $(39,801), in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover †
Core Bond Fund
I Shares^
2018	$10.03	$0.27	$(0.48)	$(0.21)	$(0.27)	$—	$—	$(0.27)	$9.55	(2.08)%	$78,267	0.50%	0.87%	2.78%	45%
2017	$10.08	$0.25	$(0.04)	$0.21	$(0.26)	$—	$—	$(0.26)	$10.03	2.16%	$67,563	0.50%	1.04%	2.52%	37%
2016	$9.86	$0.20	$0.25	$0.45	$(0.23)	$—	$—	$(0.23)	$10.08	4.59%	$49,760	0.53%	1.19%	2.04%	55%
2015(1)	$10.00	$0.13	$(0.15)	$(0.02)	$(0.12)	$—	$—	$(0.12)	$9.86	(0.18)%	$41,487	0.60%	1.19%	1.87%	68%
Class S Shares
2018	$10.03	$0.27	$(0.48)	$(0.21)	$(0.27)	$—	$—	$(0.27)	$9.55	(2.14)%	$1,050	0.57%	0.94%	2.77%	45%
2017	$10.07	$0.25	$(0.03)	$0.22	$(0.26)	$—	$—	$(0.26)	$10.03	2.28%	$11	0.50%	1.05%	2.52%	37%
2016	$9.86	$0.20	$0.24	$0.44	$(0.23)	$—	$—	$(0.23)	$10.07	4.45%	$11	0.58%	1.23%	2.00%	55%
2015(2)	$9.78	$0.05	$0.09	$0.14	$(0.06)	$—	$—	$(0.06)	$9.86	1.39%	$10	0.63%	1.31%	1.64%	68%
Investor Shares
2018	$10.03	$0.25	$(0.49)	$(0.24)	$(0.25)	$—	$—	$(0.25)	$9.54	(2.42)%	$52	0.75%	1.12%	2.55%	45%
2017	$10.07	$0.22	$(0.03)	$0.19	$(0.23)	$—	$—	$(0.23)	$10.03	1.96%	$33	0.80%	1.33%	2.21%	37%
2016(3)	$10.12	$0.04	$(0.04)	$—	$(0.05)	$—	$—	$(0.05)	$10.07	(0.01)%	$10	0.88%	1.62%	1.15%	55%
Limited Duration Fund‡
I Shares^
2018	$9.96	$0.21	$(0.17)	$0.04	$(0.21)	$—	$—	$(0.21)	$9.79	0.37%	$94,393	0.50%	0.84%	2.12%	79%
2017	$10.01	$0.16	$(0.05)	$0.11	$(0.16)	$—	$—	$(0.16)	$9.96	1.10%	$83,783	0.50%	1.01%	1.61%	94%
2016	$9.99	$0.11	$0.02	$0.13	$(0.11)	$—	$—	$(0.11)	$10.01	1.35%	$51,933	0.53%	1.19%	1.09%	76%
2015(1)	$10.00	$0.05	$(0.01)	$0.04	$(0.05)	$—	$—	$(0.05)	$9.99	0.36%	$39,696	0.60%	1.22%	0.77%	77%
Class S Shares
2018	$9.96	$0.20	$(0.17)	$0.03	$(0.20)	$—	$—	$(0.20)	$9.79	0.32%	$11	0.58%	0.92%	2.05%	79%
2017	$10.01	$0.16	$(0.05)	$0.11	$(0.16)	$—	$—	$(0.16)	$9.96	1.12%	$10	0.50%	1.01%	1.60%	94%
2016	$9.99	$0.10	$0.02	$0.12	$(0.10)	$—	$—	$(0.10)	$10.01	1.24%	$10	0.59%	1.18%	0.98%	76%
2015(2)	$9.99	$0.02	$—	$0.02	$(0.02)	$—	$—	$(0.02)	$9.99	0.24%	$151	0.65%	1.48%	0.71%	77%
Investor Shares
2018	$9.95	$0.18	$(0.17)	$0.01	$(0.18)	$—	$—	$(0.18)	$9.78	0.12%	$87	0.75%	1.09%	1.87%	79%
2017	$10.01	$0.14	$(0.07)	$0.07	$(0.13)	$—	$—	$(0.13)	$9.95	0.72%	$73	0.79%	1.26%	1.37%	94%
2016(3)	$10.02	$0.02	$(0.01)	$0.01	$(0.02)	$—	$—	$(0.02)	$10.01	0.14%	$10	0.89%	1.64%	0.64%	76%
Large Cap Growth Fund
I Shares^
2018	$12.35	$0.01	$0.97	$0.98	$(0.01)	$(0.09)	$—	$(0.10)	$13.23	8.01%	$59,020	0.90%	1.10%	0.04%	118%
2017	$9.79	$0.02	$2.57	$2.59	$(0.03)	$—	$—	$(0.03)	$12.35	26.45%	$46,955	0.90%	1.34%	0.16%	86%
2016	$10.01	$0.03	$(0.22)	$(0.19)	$(0.03)	$—	$—	$(0.03)	$9.79	(1.87)%	$27,879	0.90%	1.55%	0.34%	75%
2015(1)	$10.00	$0.01	$0.01	$0.02	$(0.01)	$—	$—	$(0.01)	$10.01	0.16%	$22,118	0.90%	1.61%	0.08%	66%
Class S Shares
2018	$12.34	$(0.01)	$0.99	$0.98	$(0.01)	$(0.09)	$—	$(0.10)	$13.22	7.99%	$927	0.97%	1.17%	(0.06)%	118%
2017	$9.78	$0.02	$2.57	$2.59	$(0.03)	$—	$—	$(0.03)	$12.34	26.47%	$12	0.90%	1.34%	0.17%	86%
2016	$10.00	$0.03	$(0.22)	$(0.19)	$(0.03)	$—	$—	$(0.03)	$9.78	(1.91)%	$10	0.93%	1.58%	0.30%	75%
2015(2)	$10.22	$—	$(0.22)	$(0.22)	$—	$—	$—	$—	$10.00	(2.12)%	$10	0.93%	1.79%	0.03%	66%
Investor Shares
2018	$12.32	$(0.03)	$0.98	$0.95	$— #	$(0.09)	$—	$(0.09)	$13.18	7.76%	$57	1.15%	1.35%	(0.24)%	118%
2017	$9.78	$(0.02)	$2.56	$2.54	$—	$—	$—	$—	$12.32	26.00%	$33	1.20%	1.63%	(0.19)%	86%
2016(3)	$9.61	$—	$0.17	$0.17	$—	$—	$—	$—	$9.78	1.78%	$10	1.27%	1.96%	(0.03)%	75%

*	Per share data calculated using the average shares method.
†

Total return and portfolio turnover are for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
‡	Effective March 1, 2018, Limited Duration Bond Fund was renamed as Limited Duration Fund.
††	Effective March 1, 2018, Small Cap Equity Fund was renamed as Small Cap Fund.
#	Amount is less than $0.005.
(1)	Commenced operations on February 27, 2015. All ratios for the period have been annualized.
(2)	Commenced operations on July 14, 2015. All ratios for the period have been annualized.
(3)	Commenced operations on June 30, 2016. All ratios for the period have been annualized.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover †
Large Cap Value Fund
I Shares^
2018	$11.75	$0.18	$0.16	$0.34	$(0.18)	$(0.17)	$—	$(0.35)	$11.74	2.77%	$56,851	0.90%	1.11%	1.45%	56%
2017	$9.71	$0.16	$2.03	$2.19	$(0.15)	$—	$—	$(0.15)	$11.75	22.67%	$46,374	0.90%	1.33%	1.41%	46%
2016	$9.58	$0.16	$0.13	$0.29	$(0.16)	$—	$—	$(0.16)	$9.71	3.11%	$28,109	0.90%	1.54%	1.66%	57%
2015(1)	$10.00	$0.09	$(0.43)	$(0.34)	$(0.08)	$—	$—	$(0.08)	$9.58	(3.36)%	$21,376	0.90%	1.62%	1.33%	54%
Class S Shares
2018	$11.75	$0.16	$0.16	$0.32	$(0.16)	$(0.17)	$—	$(0.33)	$11.74	2.64%	$213	1.04%	1.25%	1.32%	56%
2017	$9.71	$0.15	$2.04	$2.19	$(0.15)	$—	$—	$(0.15)	$11.75	22.66%	$13	0.92%	1.35%	1.39%	46%
2016	$9.58	$0.16	$0.13	$0.29	$(0.16)	$—	$—	$(0.16)	$9.71	3.07%	$10	0.94%	1.58%	1.65%	57%
2015(2)	$9.92	$0.03	$(0.34)	$(0.31)	$(0.03)	$—	$—	$(0.03)	$9.58	(3.10)%	$10	0.93%	1.80%	1.07%	54%
Investor Shares
2018	$11.74	$0.15	$0.16	$0.31	$(0.15)	$(0.17)	$—	$(0.32)	$11.73	2.53%	$59	1.15%	1.36%	1.18%	56%
2017	$9.71	$0.12	$2.03	$2.15	$(0.12)	$—	$—	$(0.12)	$11.74	22.23%	$33	1.20%	1.62%	1.05%	46%
2016(3)	$9.36	$0.03	$0.35	$0.38	$(0.03)	$—	$—	$(0.03)	$9.71	4.07%	$10	1.27%	1.95%	0.90%	57%
Small Cap Fund ††
I Shares^
2018	$12.30	$(0.01)	$(0.31)	$(0.32)	$(0.01)	$(0.58)	$—	$(0.59)	$11.39	(2.90)%	$80,036	1.05%	1.17%	(0.10)%	92%
2017	$9.62	$—	$2.69	$2.69	$(0.01)	$—	$—	$(0.01)	$12.30	28.01%	$76,196	1.05%	1.33%	0.03%	108%
2016	$9.91	$0.02	$(0.29)	$(0.27)	$(0.01)	$—	$(0.01)	$(0.02)	$9.62	(2.75)%	$43,385	1.05%	1.51%	0.17%	83%
2015(1)	$10.00	$—	$(0.08)	$(0.08)	$—	$—	$(0.01)	$(0.01)	$9.91	(0.80)%	$40,350	1.05%	1.49%	0.01%	64%
Class S Shares
2018	$12.29	$(0.03)	$(0.31)	$(0.34)	$— #	$(0.58)	$—	$(0.58)	$11.37	(3.02)%	$320	1.20%	1.32%	(0.25)%	92%
2017	$9.62	$(0.01)	$2.69	$2.68	$(0.01)	$—	$—	$(0.01)	$12.29	27.88%	$199	1.09%	1.36%	(0.06)%	108%
2016	$9.91	$0.01	$(0.28)	$(0.27)	$(0.01)	$—	$(0.01)	$(0.02)	$9.62	(2.77)%	$9	1.09%	1.55%	0.13%	83%
2015(2)	$10.55	$(0.01)	$(0.63)	$(0.64)	$—	$—	$—	$—	$9.91	(6.07)%	$10	1.09%	1.65%	(0.34)%	64%
Investor Shares
2018	$12.27	$(0.04)	$(0.31)	$(0.35)	$—	$(0.58)	$—	$(0.58)	$11.34	(3.11)%	$80	1.30%	1.42%	(0.36)%	92%
2017	$9.61	$(0.04)	$2.70	$2.66	$—	$—	$—	$—	$12.27	27.68%	$78	1.34%	1.61%	(0.33)%	108%
2016(3)	$9.35	$(0.01)	$0.27	$0.26	$—	$—	$—	$—	$9.61	2.81%	$10	1.41%	1.93%	(0.38)%	83%
International Equity Fund
I Shares^
2018	$11.80	$0.22	$(0.94)	$(0.72)	$(0.23)	$—	$—	$(0.23)	$10.85	(6.24)%	$67,140	1.10%	1.39%	1.86%	45%
2017	$9.35	$0.16	$2.46	$2.62	$(0.17)	$—	$—	$(0.17)	$11.80	28.20%	$62,905	1.10%	1.56%	1.58%	40%
2016	$9.13	$0.15	$0.22	$0.37	$(0.15)	$—	$—	$(0.15)	$9.35	4.12%	$44,282	1.10%	1.71%	1.65%	55%
2015(1)	$10.00	$0.15	$(0.90)	$(0.75)	$(0.12)	$—	$—	$(0.12)	$9.13	(7.50)%	$37,748	1.10%	1.71%	2.36%	30%
Class S Shares
2018	$11.80	$0.20	$(0.94)	$(0.74)	$(0.22)	$—	$—	$(0.22)	$10.84	(6.44)%	$149	1.24%	1.53%	1.70%	45%
2017	$9.35	$0.18	$2.44	$2.62	$(0.17)	$—	$—	$(0.17)	$11.80	28.18%	$27	1.11%	1.57%	1.66%	40%
2016	$9.12	$0.15	$0.22	$0.37	$(0.14)	$—	$—	$(0.14)	$9.35	4.20%	$9	1.13%	1.74%	1.63%	55%
2015(2)	$9.82	$0.03	$(0.71)	$(0.68)	$(0.02)	$—	$—	$(0.02)	$9.12	(6.88)%	$9	1.14%	1.80%	1.03%	30%
Investor Shares
2018	$11.79	$0.21	$(0.96)	$(0.75)	$(0.20)	$—	$—	$(0.20)	$10.84	(6.48)%	$26	1.35%	1.64%	1.74%	45%
2017	$9.35	$0.14	$2.44	$2.58	$(0.14)	$—	$—	$(0.14)	$11.79	27.72%	$25	1.39%	1.85%	1.32%	40%
2016(3)	$8.68	$—	$0.68	$0.68	$(0.01)	$—	$—	$(0.01)	$9.35	7.80%	$11	1.47%	2.14%	0.12%	55%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2018

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 23 funds. The financial statements herein are those of the Catholic Investor Core Bond Fund (“Core Bond Fund”), Catholic Investor Limited Duration Fund (“Limited Duration Fund”), Catholic Investor Large Cap Growth Fund (“Large Cap Growth Fund”), Catholic Investor Large Cap Value Fund (“Large Cap Value Fund”), Catholic Investor Small Cap Fund (“Small Cap Fund”) and Catholic Investor International Equity Fund (“International Equity Fund”) (collectively the “Funds,” individually a “Fund”), all of which are diversified Funds. The investment objective of the Core Bond Fund and Limited Duration Bond Fund is to seek current income and capital preservation. The investment objective of the Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund and International Equity Fund is to seek long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective March 1, 2018, Institutional Shares were renamed as I Shares. Additionally, effective March 1, 2018, the Funds’ names were changed from Knights of Columbus Core Bond Fund, Knights of Columbus Limited Duration Bond Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Small Cap Equity Fund and Knights of Columbus International Equity Fund to the Catholic Investor Core Bond Fund, Catholic Investor Limited Duration Fund, Catholic Investor Large Cap Growth Fund, Catholic Investor Large Cap Value Fund, Catholic Investor Small Cap Fund and Catholic Investor International Equity Fund, respectively.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2018

reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds Administrator and requests that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2018. The following disclosures also include information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Asset Categories	Fair Value	Valuation Techniques	Unobservable Input	Input Value(s)
Corporate Obligations	$679,227	Fair Value Model	Spread to Average Life Swap Rates	$99.81
Mortgage-Backed Securities	275,840	Fair Value Model	Spread to Average Life Swap Rates	$113.40

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended October 31, 2018, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2018

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year end, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund’s maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REIT”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended October 31, 2018, there were no redemption fees in any of the Funds. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Fund and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2018

For the year ended October 31, 2018, the Funds were charged the following for these services:

Core Bond Fund	$153,597
Limited Duration Fund	195,979
Large Cap Growth Fund	117,498
Large Cap Value Fund	112,469
Small Cap Fund	168,436
International Equity Fund	141,335

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to the Investor Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of the I Shares and the Class S Shares of the Funds.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Funds’ Class S and Investor Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

For the year ended October 31, 2018, the Funds were charged the following rates for these services:

	Class S	Investor
Core Bond Fund	0.07%	0.00%
Limited Duration Fund	0.08%	0.00%
Large Cap Growth Fund	0.07%	0.00%
Large Cap Value Fund	0.14%	0.00%
Small Cap Fund	0.15%	0.00%
International Equity Fund	0.14%	0.00%

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

5. Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Core Bond Fund, Limited Duration Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund and International Equity Fund at 0.40%, 0.40%, 0.60%, 0.60%, 0.725%, 0.90%, respectively, of each Fund’s average daily net assets.

Effective March 1, 2018, the Adviser has contractually agreed, through February 28, 2019, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep the total operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

	Contractual Expense Limitations I Shares	Contractual Expense Limitations Class S Shares	Contractual Expense Limitations Investor Shares
Core Bond Fund	0.50%	0.70%	0.95%
Limited Duration Fund	0.50%	0.70%	0.95%
Large Cap Growth Fund	0.90%	1.10%	1.35%
Large Cap Value Fund	0.90%	1.10%	1.35%
Small Cap Fund	1.05%	1.25%	1.50%
International Equity Fund	1.10%	1.30%	1.55%

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ending October 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2018

As of October 31, 2018, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until October 31:	Core Bond Fund	Limited Duration Fund	Large Cap Growth Fund	Large Cap Value Fund	Small Cap Fund	International Equity Fund
2016	2019	$295,052	$311,913	$157,302	$153,896	$185,811	$237,112
2017	2020	298,371	330,765	158,206	156,395	187,402	236,440
2018	2021	280,473	327,100	119,348	117,036	102,096	200,870

	Total	$873,896	$969,778	$434,856	$427,327	$475,309	$674,422

Boston Advisors, LLC (the “Sub-Adviser”) and the Adviser have entered into an investment sub-advisory agreement dated February 26, 2015 (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment sub-adviser for the Large Cap Growth Fund, the Large Cap Value Fund, the Small Cap Fund and the International Equity Fund (the “Sub-Advised Funds”), makes investment decisions for the Sub-Advised Funds and administers the investment program of the Sub-Advised Funds, subject to the supervision of, and policies established by, the Adviser and the Board.

For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at the following annual rates based on the average daily net assets of each Sub-Advised Fund:

Sub-Adviser Fee Rate
Large Cap Growth Fund	0.35%
Large Cap Value Fund	0.35%
Small Cap Fund	0.425%
International Equity Fund	0.50%

6. Investment Transactions:

For the year ended October 31, 2018, the Funds made purchases and sales of investment securities other than short-term securities as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales and Maturities
Core Bond Fund	$29,912,116	$20,995,289	$18,658,490	$12,580,289
Limited Duration Fund	39,582,973	44,006,401	32,392,929	23,325,754
Large Cap Growth Fund	76,333,169	67,670,712	—	—
Large Cap Value Fund	39,777,401	30,534,340	—	—
Small Cap Fund	82,028,541	75,366,363	—	—
International Equity Fund	41,172,086	30,881,991	—	—

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

The following permanent differences primarily attributable to the reclassification of paydowns, investment in Master Limited Partnerships, wash sales, return of capital and foreign currency exchange gains (losses) have been reclassified to/from the following accounts during the year ended October 31, 2018:

		Distributable Earnings/(Loss)*
	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Core Bond Fund	$95,025	$ (95,025)	$—
Limited Duration Fund	99,566	(99,566)	—
Large Cap Growth Fund	20,916	(20,916)	—
Large Cap Value Fund	(26,123)	26,123	—
Small Cap Fund	73,680	(73,090)	(590)
International Equity Fund	22,609	(22,609)	—

*

The reporting simplification amendments to Regulation S-X simplifies the reporting requirements for Registered Investment Companies by combining the components of net assets attributable to Undistributed Net Investment Income, Accumulated Net Realized Gain/Loss, and Unrealized Gain/Loss to one line item “Total Distributable Earnings/(Loss)”. The table above provides the tax characteristics of distributable earnings/(loss) which are included in Total distributable earnings/loss.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2018

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Core Bond Fund
2018	$2,145,592	$—	$2,145,592
2017	1,461,827	—	1,461,827
Limited Duration Fund
2018	2,062,552	—	2,062,552
2017	1,042,207	—	1,042,207
Large Cap Growth Fund
2018	59,792	368,834	428,626
2017	58,153	24,605	82,758
Large Cap Value Fund
2018	792,407	725,409	1,517,816
2017	502,038	—	502,038
Small Cap Fund
2018	540,533	3,196,352	3,736,885
2017	80,739	—	80,739
International Equity Fund
2018	1,325,680	53,919	1,379,599
2017	827,936	—	827,936

As of October 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards Short-Term	Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Accumulated Losses)
Core Bond Fund	$229,017	$—	$(775,035)	$—	$(2,997,102)	$(3,543,120)
Limited Duration Fund	227,457	—	(854,098)	—	(1,221,603)	(1,848,244)
Large Cap Growth Fund	792,291	5,732,910	—	(15,758)	4,870,304	11,379,747
Large Cap Value Fund	—	1,018,970	—	—	4,552,867	5,571,837
Small Cap Fund	1,400,466	6,839,178	—	(110,296)	462,525	8,591,873
International Equity Fund	1,668,318	—	—	—	2,126,361	3,794,679

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2018 through October 31, 2018, that, in accordance with Federal income tax regulations, the Funds defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Core Bond Fund	$350,705	$424,330	$775,035
Limited Duration Bond Fund	462,517	391,581	854,098

During the year ended October 31, 2018, the Large Cap Growth Fund, Large Cap Value Fund, International Equity Fund utilized $28,807, $314,419 and $1,261,238, respectively, of capital loss carryforwards to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2018, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$80,953,432	$(11,734)	$(2,985,368)	$(2,997,102)
Limited Duration Fund	94,573,058	26,717	(1,248,321)	(1,221,603)
Large Cap Growth Fund	54,557,686	7,150,876	(2,280,572)	4,870,304
Large Cap Value Fund	50,076,810	6,863,602	(2,310,735)	4,552,867
Small Cap Fund	78,521,541	6,991,891	(6,529,316)	462,525
International Equity Fund	63,734,587	7,650,913	(5,524,552)	2,126,361

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2018

8. Concentration of Risks:

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a particular Fund.

As with all mutual funds, there is no guarantee that the Funds will achieve its investment objective. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Catholic Values Investing Risk (Core Bond Fund, Limited Duration Fund Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund and International Equity Fund) — The Funds consider the United States Conference of Catholic Bishops (the “USCCB”) Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the USCCB Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the USCCB Guidelines when making investment decisions.

Emerging Markets Securities Risk (International Equity Fund) — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk (Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund and International Equity Fund) — Since it purchases equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Fixed Income Risk (Core Bond Fund and Limited Duration Fund) — The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. Current market conditions may pose heightened risks for the Funds. While interest rates in the U.S. are near historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, a Funds’ value may fluctuate and/or a Funds may experience increased redemptions from shareholders, which may impact a Funds’ liquidity or force Funds to sell securities into a declining or illiquid market.

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

Foreign Company Risk (International Equity Fund) — Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (International Equity Fund) — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2018

High Yield Bond Risk (Core Bond Fund and Limited Duration Fund) — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Mortgage-Backed and Asset-Backed Securities Risk (Core Bond Fund and Limited Duration Fund) — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that the Funds’ recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Funds may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Bonds Risk (Core Bond Fund and Limited Duration Fund) — Municipal bonds are fixed income securities issued by state or local governments or their agencies to finance capital expenditures and operations. The obligation to pay principal and interest on municipal bonds may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal bonds vary in credit quality. Municipal bonds, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal bonds, to pay interest and principal on municipal bonds. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal bonds to repay principal and to make interest payments. Any changes in the financial condition of municipal issuers may also adversely affect the value of a Funds’ securities.

Small-Capitalization Company Risk (Small Cap Fund) — The small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

9. Other:

At October 31, 2018, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders I Shares	% Ownership	No. of Shareholders Class S Shares	% Ownership	No. of Shareholders Investor Shares	% Ownership
Core Bond Fund	2	46%	1	99%	2	76%
Limited Duration Bond Fund	1	33%	1	90%	3	86%
Large Cap Growth Fund	2	41%	1	98%	2	68%
Large Cap Value Fund	2	40%	1	93%	2	55%
Small Cap Equity Fund	2	73%	2	94%	3	88%
International Equity Fund	1	69%	1	92%	2	68%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR
OCTOBER 31, 2018

10. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to registered investment companies were mainly focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

11. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS
OCTOBER 31, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Catholic Investor Core Bond Fund, Catholic Investor Limited Duration Fund, Catholic Investor Large Cap Growth Fund, Catholic Investor Large Cap Value Fund, Catholic Investor Small Cap Fund and Catholic Investor International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Catholic Investor Core Bond Fund, Catholic Investor Limited Duration Fund, Catholic Investor Large Cap Growth Fund, Catholic Investor Large Cap Value Fund, Catholic Investor Small Cap Fund, and Catholic Investor International Equity Fund (six of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2018

We have served as the auditor of one or more investment companies in Knights of Columbus Asset Advisors since 2015.

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THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Mr. Doran is a Trustee who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2018.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[4]
INTERESTED TRUSTEES2.3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments — Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

INDEPENDENT TRUSTEES[3]
JOHN C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Cheif Operating Officer, CCM from 1998 to 2012.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Board Members oversee 23 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

Name and Year of Birth[1]	Position with Trust and Length of Time Served[2]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[3]
INDEPENDENT TRUSTEES[4] (continued)
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Current Directorships: Trustee of AXA Premier VIP Trust, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986-2001.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 23 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served[2]	Principal Occupations in Past 5 Years	Other Directorships Held by Board Member/Officer
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.	None.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan Lewis & Bockius LLP from 2006 to 2010.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
OFFICERS (continued)
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis and Bockius LLP from 2006 to 2010.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2018 to October 31, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

	Beginning Account Value 05/01/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Core Bond Fund
Actual Fund Return
I Shares	$1,000.00	$996.10	0.50%	$2.52
Class S Shares	1,000.00	996.70	0.60%	3.02
Investor Shares	1,000.00	994.80	0.75%	3.77
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.68	0.50%	$2.55
Class S Shares	1,000.00	1,022.18	0.60%	3.06
Investor Shares	1,000.00	1,021.42	0.75%	3.82
Limited Duration Fund
Actual Fund Return
I Shares	$1,000.00	$1,009.00	0.50%	$2.53
Class S Shares	1,000.00	1,007.70	0.60%	3.04
Investor Shares	1,000.00	1,007.70	0.75%	3.80
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.68	0.50%	$2.55
Class S Shares	1,000.00	1,022.18	0.60%	3.06
Investor Shares	1,000.00	1,021.42	0.75%	3.82
Large Cap Growth Fund
Actual Fund Return
I Shares	$1,000.00	$1,024.20	0.90%	$4.59
Class S Shares	1,000.00	1,024.00	1.00%	5.10
Investor Shares	1,000.00	1,023.30	1.15%	5.86
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.16	1.00%	5.09
Investor Shares	1,000.00	1,019.41	1.15%	5.85

	Beginning Account Value 05/01/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Value Fund
Actual Fund Return
I Shares	$1,000.00	$987.30	0.90%	$4.51
Class S Shares	1,000.00	986.70	1.00%	5.01
Investor Shares	1,000.00	986.00	1.15%	5.76
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.16	1.00%	5.09
Investor Shares	1,000.00	1,019.41	1.15%	5.85
Small Cap Fund
Actual Fund Return
I Shares	$1,000.00	$980.40	1.05%	$5.24
Class S Shares	1,000.00	980.20	1.15%	5.74
Investor Shares	1,000.00	980.10	1.30%	6.49
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.91	1.05%	$5.35
Class S Shares	1,000.00	1,019.41	1.15%	5.85
Investor Shares	1,000.00	1,018.65	1.30%	6.61
International Equity Fund
Actual Fund Return
I Shares	$1,000.00	$895.60	1.10%	$5.26
Class S Shares	1,000.00	895.10	1.21%	5.78
Investor Shares	1,000.00	894.40	1.35%	6.45
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.66	1.10%	$5.60
Class S Shares	1,000.00	1,019.11	1.21%	6.16
Investor Shares	1,000.00	1,018.40	1.35%	6.87

THE ADVISORS’ INNER CIRCLE FUND III	CATHOLIC INVESTOR FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2018, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Recievable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Foreign Tax Credit (6)
Core Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	6.63%	98.00%	0.00%	N/A
Limited Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A
Large Cap Growth Fund	0.00%	86.05%	13.95%	100.00%	33.97%	34.22%	0.00%	0.00%	100.00%	N/A
Large Cap Value Fund	0.00%	47.79%	52.21%	100.00%	26.21%	26.47%	0.00%	0.00%	0.00%	N/A
Small Cap Equity Fund	0.00%	85.54%	14.46%	100.00%	87.94%	88.35%	0.00%	0.00%	100.00%	N/A
International Equity Fund	0.00%	3.43%	96.57%	100.00%	0.07%	100.00%	0.00%	0.00%	0.00%	12.35%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2018. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2018. The total amount of foreign source income for the Core Bond Fund, Limited Duration Bond Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Equity Fund and the International Equity Fund is $2,217,316, $2,166,938, $341,523, $787,641, $496,125 and $1,355,825, respectively. The total amount of foreign tax paid for the International Equity Fund is $194,442. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Catholic Investor Funds

P.O. Box 219009

Kansas City, MO 64121

1-844-KC-FUNDS (1-844-523-8637)

Investment Adviser

Catholic Investor Asset Advisors LLC

One Columbus Plaza

New Haven, Connecticut 06510

Sub-Advisor

Boston Advisors, LLC

One Liberty Square, 10th Floor

Boston, MA 02109

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

KOC-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$378,215	None	None	$335,100	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$60,000(2)	None	None	$270,028
(d)	All Other Fees	None	None	$10,000	None	None	$14,003

(2)	Tax return preparation fees for affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$82,560	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$63,500	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1) Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $70,000 and $284,031 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*	Print the name and title of each signing officer under his or her signature.